UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-23299
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OFS Credit Company, Inc.
(Exact name of registrant as specified in charter)
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10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(Address of principal executive offices)
Bilal Rashid
Chief Executive Officer
OFS Credit Company, Inc.
10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(Name and address of agent for service)
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Registrant’s telephone number, including area code: (847) 734-2085
Date of fiscal year end: October 31
Date of reporting period: April 30, 2024

Item 1. Report to Stockholders

The Company’s Semi-Annual Report to stockholders for the six months ended April 30, 2024 is filed herewith.

OFS CREDIT

OFS Credit Company, Inc.

First Half 2024
Stockholder Letter and Semi-Annual Report

NASDAQ Symbols: OCCI | OCCIO | OCCIN

OFS CREDIT COMPANY, INC.

TABLE OF CONTENTS - SEMI-ANNUAL REPORT

June 11, 2024

To Our Stockholders:
Company Overview
OFS Credit Company, Inc. (“OFS Credit”, the “Company”, “we” or “our”) is a non-diversified, externally managed closed-end management investment company. Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation, which we seek to achieve primarily through investment in collateralized loan obligation (“CLO”) equity and debt securities.
We are pleased to announce our results for the first half of fiscal year 2024. As of April 30, 2024, our net asset value (“NAV”) per common share was $7.34, compared to $7.55 as of October 31, 2023. For the six months ended April 30, 2024, we paid total cash distributions of $0.60 per common share, resulting in an annualized total return of 13.1% based on NAV1. On May 2, 2024, we announced a 5% increase in our monthly cash distribution amount to $0.105 per common share, which implied an annualized cash distribution rate of 17.9% based on the closing market price of $7.02 per common share on April 30, 2024.
During the six months ended April 30, 2024, we deployed capital primarily into CLO equity and loan accumulation facility investments, while rotating out of certain CLO equity investments that were past their reinvestment period. During the six months ended April 30, 2024, we continued to receive cash flows from our CLO equity investments in excess of our total operating expenses and common stock distributions. See “Portfolio Overview” below for additional details on our investment portfolio. As of April 30, 2024, we had $15.3 million of cash to deploy into additional investment opportunities.
As of April 30, 2024, we had $61.0 million of outstanding term preferred stock with a weighted-average effective interest rate of 6.3%, which we believe is favorable compared to current market rates. On November 19, 2023, we redeemed all of our issued and outstanding Series B Term Preferred Stock for approximately $3.0 million, and, as of June 11, 2024, our outstanding Series C, Series D and Series E Term Preferred Stock matures in 2026. We believe our fixed-rate financing, at below market rates, affords us operational flexibility to create stockholder value in this elevated interest rate environment.
For the six months ended April 30, 2024, our portfolio produced a net interest spread2 of 8.7%. We believe our balance sheet is well positioned with a debt-to-equity ratio3 of 0.52x at April 30, 2024, which is comfortably below regulatory limitations.
Common Stock Distributions and Dividend Reinvestment Plan (“DRIP”)
Third Quarter 2024 Common Stock Distributions
The following schedule applies to the distributions for common stockholders of record on the close of business of each specific record date:

Month	Record Date	Payment Date	Cash Distribution Per Share
May 2024	May 21, 2024	May 31, 2024	$0.105
June 2024	June 18, 2024	June 28, 2024	$0.105
July 2024	July 19, 2024	July 31, 2024	$0.105

Dividend Reinvestment Plan - Shares Issued at 95% of Market Price
On June 1, 2023, our board of directors (the “Board”) adopted a change to our DRIP so that common stockholders may receive their distribution in shares based on 95% of the market price per share of common stock at the close of regular trading on The Nasdaq Capital Market on the valuation date fixed by the Board for such distribution (i.e., the payment date), providing a 5% discount to the market price.
Portfolio Overview
As of April 30, 2024, our investment portfolio consisted of 63 CLO equity issuers and 15 CLO debt issuers. During the six months ended April 30, 2024, we deployed capital of $31.0 million into new investments, primarily consisting of $18.7 million of CLO equity investments and $10.0 million of loan accumulation facility investments. As of April 30, 2024, our $18.7 million of new CLO equity investments had a weighted-average effective yield of 16.3%. We believe the capital that we deployed during the period will generate strong recurring cash flows, particularly during the weighted-average remaining reinvestment period of 4.7 years. As of April 30, 2024, our portfolio’s weighted-average remaining reinvestment period4 was 2.3 years.

During the six months ended April 30, 2024, our CLO equity investments generated recurring cash flows of $18.6 million, and our CLO equity cash flow yield5, based on amortized cost, was 21.2%.
Loan and CLO Market Overview
Loan Market
During the first half of our fiscal year, even amongst concern around inflation, high interest rates and geopolitical risk, the broadly syndicated loan (“BSL”) market saw a heightened technical fervor. On October 31, 2023, the Morningstar LSTA US Leveraged Loan Index average bid price was $94.76 and continued to increase to $96.64 as of April 30, 2024. The increase in loan price levels was primarily due to: (i) increased new CLO creation relative to the second half of 2023 due to repayments on senior tranches of CLO’s that were out of their reinvestment period in addition to new investors entering the asset class; (ii) a limited supply of loans in the market due to a lack of merger and acquisition activity, which fostered bid activity, as well as refinancings of shorter-dated maturities in the market; and (iii) retail/ETF inflows.
As issuers continued to wrap up year-end 2023 and first quarter 2024 earnings, underlying corporate borrowers continued to report acceptable earnings profiles; however, we noticed a number of liability management exercises performed on stressed/distressed deals during this period.
We also evaluated inflows/outflows from the two largest segments of the BSL market: CLOs and fund flows. For the six months ended April 30, 2024, CLO inflows totaled $86.1 billion, while fund inflows were a modest $5.4 billion, resulting in net inflows of $91.5 billion.
Defaults as reported by Morningstar LSTA Leveraged Loan Index were generally range bound for the six-month period, starting at 1.43% on October 31, 2023, and ending at 1.31% on April 30, 2024, with a high-tick of 1.53% (December 2023) and low-tick of 1.14% (March 2024).
CLO Market
The CLO market began 2024 sprinting out the gates, as managers issued approximately $43.0 billion in BSL and middle market CLOs in the first calendar quarter of the year. This was the highest first quarter volume level seen since the years following the global financial crisis period of 2007 to 2009. The strong CLO issuance in the first quarter prompted three bank research firms (Barclays, BofA Securities, and JPMorgan) to raise their pre-year forecasts from $100-120 billion to $130-145 billion.
CLO AAA debt spread levels ended 2023 in the range of 160-to-170 basis points over SOFR, representing a meaningful compression from the levels seen in 2023. During the first calendar quarter of 2024, AAA spread levels compressed further to approximately 150 basis points over SOFR, while BB spread levels compressed by 100 basis points to an average level of approximately 670 basis points over SOFR.
This compression prompted increased new primary issuance, and refinancing and reset transactions on deals that closed at wider levels in late 2022 and early 2023. The flurry of new issuance and refinancing and reset activity created additional demand for loan collateral and, as a result, we continue to see significant repricing impacting CLO deals.
We expect to see continued CLO issuance for the remainder of 2024 but at a slower pace given the large volume already printed to date. The spread tightening across the CLO market has created some opportunities to sell CLO debt at a premium and redeploy capital into new issue and secondary CLO equity; however, the arbitrage on CLO equity has compressed in 2024 with limited new loan issuance and the repricing in the loan market. We expect to continue investing in CLO equity and, to a lesser extent, CLO debt at attractive risk-adjusted levels relative to historical averages.
About Our Adviser
OFS Capital Management, LLC is our investment adviser and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended6, and, as of March 31, 2024, had approximately $4.0 billion of committed assets under management. We believe our adviser is uniquely positioned to manage the Company given its expertise in both investing in structured credit (CLO equity and debt tranches) and managing CLOs, which entails underwriting corporate loans in the broadly syndicated loan market. We believe that our commitment to the strong, long-term performance of OFS Credit is aligned with the interests of our investment adviser who, together with other insiders, owns approximately 5.3% of the Company’s common stock.
We look forward to continuing this dialogue with you over the coming weeks and months and appreciate your continued support.

Chairman and Chief Executive Officer

This letter is intended to assist stockholders in understanding our performance during the six months ended April 30, 2024. The views and opinions in this letter were current as of April 30, 2024. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties, including management’s belief: that the weighted-average effective interest rate of Company’s preferred stock is favorable compared to current market rates; that the Company’s fixed-rate financing affords the Company operational flexibility to create stockholder value in this elevated interest rate environment; that the Company’s balance sheet is well positioned measured by its debt-to-equity ratio or any other metrics, which may not be indicative of its strength; the capital the Company has deployed will generate strong recurring cash flows, when there can be no assurance that will be the case; that the Company will be able to invest at attractive risk-adjusted levels relative to historical averages; regarding the expertise of the Company’s adviser; and that the Company’s commitment to strong, long-term performance is aligned with the Company’s adviser who, together with affiliated parties, own over 5% of the Company’s common stock. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. We undertake no duty to update any forward-looking statement made herein.

1 Total return based on NAV is calculated assuming shares of common stock were purchased at the NAV at the beginning of the period, distributions were reinvested at a price obtained in the Company’s DRIP, and shares were sold at the ending NAV on the last day of the period. The total return based on NAV is annualized.
2 Net interest spread is calculated as the interest income yield (total interest income divided by the average investment portfolio at cost) less the weighted-average effective interest rate on preferred stock. Net interest spread is annualized.
3 Debt-to-equity ratio is calculated as the total principal of outstanding preferred stock divided by total net assets.
4 Weighted based on fair value as of April 30, 2024. Includes all portfolio investments.
5 CLO equity cash flow yield is calculated as recurring CLO equity cash distributions received during the period, excluding return of capital distributions received on CLO equity investments which have been optionally redeemed, divided by average CLO equity investments at cost. CLO equity cash flow yield is annualized.
6 Registration does not imply a certain level of skill or training.

[Not Part of the Semi-Annual Report]

Important Information
This report is transmitted to the stockholders of OFS Credit Company, Inc. (“we,” “us,” “our,” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”).
An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of April 30, 2024. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

About OFS Credit Company, Inc.
Investment Objectives and Strategies
We are a non-diversified, externally managed closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended.
Under normal market conditions, we will invest at least 80% of our assets, or net assets plus borrowings, in floating rate credit-based instruments and other structured credit investments, including: (i) CLO debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments, which include securities issued by other securitization vehicles, such as credit-linked notes and collateralized bond obligations, or “CBOs”, and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions (“80% Policy”). The 80% Policy is not a fundamental policy of the Company and may be changed by our Board on 60 days’ notice to our stockholders. We define “credit” to consist primarily of the debt investments and instruments described in our 80% Policy.
The CLOs in which we invest or intend to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. As part of the 80% Policy, we may also invest in other securities and instruments that are related to these investments or that OFS Capital Management, LLC (“OFS Advisor”) believes are consistent with our investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. Loan accumulation facilities are short-to-medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Loan accumulation facilities typically incur leverage between three and six times equity prior to a CLO’s pricing. The amount that we invest in these other securities and instruments may vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on OFS Advisor’s assessment of prevailing market conditions. The CLO securities in which we will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and subordinated debt securities in which we will, or intend to, invest are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies our risk of loss on such investments.
These investment objectives are not fundamental policies of ours and may be changed by our Board on 60 days’ notice to our stockholders.

Investment Restrictions
Our investment objectives and our investment policies and strategies, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without stockholder approval.
The following seven investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of our outstanding voting securities:
1.We may not borrow money, except as permitted by: (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction; or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
2.We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;
3.We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;
4.We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;
5.We may not make loans, except to the extent permitted by: (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction; or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
6.We may not issue senior securities, except to the extent permitted by: (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction; or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and
7.We may not invest in any security if, as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except: (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers); or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by: (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time; and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, collateralized debt obligation or a swap or other derivative, will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.
Principal Risks
For a description of the principal risks associated with an investment in us, please refer to Note 10 to the Financial Statements, “Principal Risks”.
Forward-Looking Statements
This report contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:
•our future operating results;
•the impact of interest and inflation rates on our business prospects and the prospects of a CLO vehicle’s portfolio companies;
•our operating policy, investment strategy and their impact on the CLO vehicles in which we invest;

•the dependence of our future success on financial institutions and the general economy and their impact on the industries in which we invest;
•the expertise of OFS Advisor;
•the ability of a CLO vehicle’s portfolio companies to achieve their objectives;
•our expected financings and investments;
•the impact of current political, economic and industry conditions, including elevated interest and inflation rates, the ongoing war between Russia and Ukraine, the escalated armed conflict in the Middle East, instability in the U.S. and international banking systems, the risk of recession or a shutdown of U.S. government services and other conditions affecting the financial and capital markets on our business, financial condition, results of operations and the fair value of our portfolio investments;
•general uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China;
•the belief that the Company’s cash and cash equivalent balances are not exposed to any significant credit risk because the Company makes cash and cash equivalent deposits only with high credit quality institutions;
•the ultimate realization of estimated effective yield and investment cost;
•the redemption of the outstanding shares of 6.125% Series C Term Preferred Stock, 6.00% Series D Term Preferred Stock or 5.25% Series E Term Preferred Stock or the repurchase by the Company of any shares of its Series C Term Preferred Stock or Series E Preferred Stock under its repurchase program;
•the potential significant difference in fair value of the investments from the values that would have been used had a ready market or observable inputs existed for such investments, or from the values that may ultimately be received or settled;
•the expectation that interest income on investments in CLO debt and Loan Accumulation Facilities will be collected in cash;
•the realization of significantly less than the value at which a portfolio investment had previously been recorded if the Company were required to liquidate such investment in a forced or liquidation sale;
•the belief that the carrying amounts of our financial instruments, such as cash, cash equivalents, receivables and payables approximate the fair value of such items due to the short maturity of such instruments and that such financial instruments are held with high credit quality institutions to mitigate the risk of loss due to credit risk;
•the belief that certain rating agencies provide broader rating coverage across underlying loan portfolios;
•the success of our current or future borrowings, or equity offerings to fund the growth of our investment portfolio;
•the holding period of our investments;
•the impact of alternative reference rates on our business, including a reduction in the value of certain of our investments;
•the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, cybersecurity attacks and the increasing use of artificial intelligence and machine learning technology;
•the effect of new or modified laws or regulations governing our operations; and
•the timing of cash flows, if any, from our investments.
Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to make new investments, certain margins and levels of profitability and the availability of additional capital on favorable terms. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this report should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Summary Risk Factors” in this report. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this report. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including Annual and Semi-Annual Reports on Form N-CSR and monthly portfolio investments reports filed on Form N-PORT for the third month of each of our fiscal quarters.

PERFORMANCE DATA

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS (Unaudited)
Our common stock is traded on The Nasdaq Capital Market under the symbol “OCCI.” The following table sets forth, for each fiscal quarter during the last two fiscal years and each full fiscal quarter since the beginning of the current fiscal year, the NAV per share of our common stock, the high and low sales prices for our common stock, such sales prices as a percentage of NAV per share, and quarterly distributions per share. Since our initial public offering, shares of our common stock have traded at a discount and at a premium to the net assets attributable to those shares. As of June 4, 2024, our shares of common stock traded at a premium equal to approximately 2.5% of our NAV per share as of April 30, 2024. It is not possible to predict whether our common stock will trade at, above, or below NAV.

	NAV(1)	Price Range		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Distributions per Share(3)
Period		High	Low
Fiscal Year 2024
Second Quarter	$7.34	$7.49	$6.63	2.0%	(9.7)%	$0.30
First Quarter	$7.68	$7.25	$5.47	(5.6)%	(28.8)%	$0.30
Fiscal Year 2023
Fourth Quarter	$7.55	$8.52	$6.15	12.8%	(18.5)%	$0.55(4)
Third Quarter	$8.02	$10.15	$8.00	26.6%	(0.2)%	$0.55(5)
Second Quarter	$8.48	$10.50	$8.85	23.8%	4.4%	$0.55(6)
First Quarter	$10.13	$10.46	$7.88	3.3%	(22.2)%	$0.55(7)
Fiscal Year 2022
Fourth Quarter	$9.98	$10.99	$7.82	10.1%	(21.6)%	$0.55(8)
Third Quarter	$10.61	$12.79	$8.85	20.5%	(16.6)%	$0.55(9)
Second Quarter	$12.44	$13.40	$11.45	7.7%	(8.0)%	$0.55(10)
First Quarter	$13.72	$13.80	$11.85	0.6%	(13.6)%	$0.55(11)
(1)NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)Calculated as the respective high or low intraquarter sales price divided by quarter-end NAV.
(3)Represents distributions declared on our common stock during the specified quarter. Distributions per share may be comprised of cash/stock distributions.
(4)This distribution was partially paid in shares of our common stock. Stockholders had until October 17, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.65 million in cash and 943,865 shares of common stock, or approximately 6.3% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $6.98 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on October 16, 17 and 18, 2023.
(5)This distribution was partially paid in shares of our common stock. Stockholders had until July 18, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.19 million in cash and 571,338 shares of common stock, or approximately 4.7% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $8.33 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on July 17, 18 and 19, 2023.
(6)This distribution was partially paid in shares of our common stock. Stockholders had until April 12, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.12 million in cash and 488,020 shares of common stock, or approximately 4.8% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.18 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on April 11, 12 and 13, 2023.
(7)This distribution was partially paid in shares of our common stock. Stockholders had until January 18, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.04 million in cash and 449,158 shares of common stock, or approximately 4.8% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.25 per share, which equaled the volume weighted average trading price per share of the Company's common stock on The Nasdaq Capital Market on January 17, 18 and 19, 2023.
(8)This distribution was partially paid in shares of our common stock. Stockholders had until October 13, 2022 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.99 million in cash and 475,911 shares of common stock, or approximately 5.3% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $8.29 per share, which equaled the volume weighted average trading price per share of the Company's common stock on The Nasdaq Capital Market on October 12, 13 and 14, 2022.
(9)This distribution was partially paid in shares of our common stock. Stockholders had until July 14, 2022 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.91 million in cash and 399,596 shares of common stock, or approximately 4.8% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.14 per share, which equaled the volume weighted average trading price per share of the Company's common stock on The Nasdaq Capital Market on July 13, 14 and 15, 2022.
(10)This distribution was partially paid in shares of our common stock. Stockholders had until April 14, 2022 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.88 million in cash and 286,376 shares of common stock, or approximately 3.6% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $12.29 per share, which equaled the volume weighted average trading price per share of the Company's common stock on The Nasdaq Capital Market on April 13, 14 and 15, 2022.
(11)This distribution was partially paid in shares of our common stock. Stockholders had until January 18, 2022 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.85 million in cash and 254,800 shares of common stock, or approximately 3.3% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.33 per share, which equaled the volume weighted average trading price per share of the Company's common stock on The Nasdaq Capital Market on January 17, 18 and 19, 2022.

FEES AND EXPENSES (Unaudited)
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly as a stockholder. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.

Stockholder Transaction Expenses (as a percentage of the offering price)
Sales load(1)	—
Offering expenses borne by the Company(2)	—
Distribution reinvestment plan expenses(3)	$15.00
Total stockholder transaction expenses	—
Estimated Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee(4)	2.72%
Incentive fees payable under our Investment Advisory Agreement (20% of Pre-Incentive Fee Net Investment Income, subject to hurdle)(5)	3.87%
Interest payments on borrowed funds(6)	3.30%
Other expenses(7)	2.72%
Total annual expenses(8)	12.61%
(1)     In the event that the securities are sold to or through underwriters, a prospectus supplement will disclose the applicable sales load and the “Example” will be updated accordingly.
(2)     The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses as a percentage of the offering price.
(3)     The expenses of the DRIP are included in “other expenses.” The plan administrator’s fees are paid by us. There are no brokerage charges or other charges to stockholders who participate in the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. See “—Distribution Reinvestment Plan”.
(4)    We have agreed to pay OFS Advisor as compensation under the Investment Advisory Agreement a base management fee at an annual rate of 1.75% of our Total Equity Base, which means the NAV of shares of our common stock and the paid-in capital of our preferred stock, if any. These management fees are paid by our stockholders and are not paid by the holders of preferred stock, or the holders of any other types of securities that we may issue. While we currently expect to incur leverage in the amount of approximately 33% to 40% of our total assets (i.e., $0.33 to $0.40 of leverage for every $1 of assets) over the next 12 months of operations, the type (i.e., preferred stock, bonds, bank debt, etc.) and timing of debt to be issued over the next 12 months of operations has not been determined, and may not occur. Accordingly, the base management fee has been estimated assuming that the base management fee remains consistent with the base management fee incurred during the six months ended April 30, 2024. See “—Note 3 Related Party Transactions”.
(5)    We have agreed to pay OFS Advisor, as compensation under the Investment Advisory Agreement, a quarterly incentive fee equal to 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a quarterly preferred return, or hurdle, of 2.00% of our NAV (8.00% annualized) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash. No incentive fee is payable to OFS Advisor on realized capital gains. The incentive fee is paid to OFS Advisor as follows:
•no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV;
•100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide OFS Advisor with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if Pre-Incentive Fee Net Investment Income meets or exceeds 2.50% of our NAV in any calendar quarter; and
•20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV in any calendar quarter (10.00% annualized) is payable to OFS Advisor (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to OFS Advisor).

Incentive fees in the table above assume that incentive fees we incur during the next twelve months remain consistent with the actual incentive fees incurred by us during the six months ended April 30, 2024. Actual portfolio yields, which directly impact incentive fees, may significantly differ in the future. See “—Note 3 Related Party Transactions”.
(6)    “Interest payments on borrowed funds” represents the aggregate of dividends paid and accrued on our preferred stock during the six months ended April 30, 2024. It also includes amortization of deferred underwriting discounts, commissions, and offering expenses related to our outstanding preferred stock. We may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of preferred stock and other structures and instruments, in significant amounts and on terms that OFS Advisor and our Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in CLO structures in which we invest or intend to invest or in derivative instruments in which we may invest. Our borrowing costs would increase in the event that we were to borrow additional money. In the event that we were to issue additional shares of preferred stock, the base management fee as a percentage of our net assets attributable to common stock would increase.
(7)    “Other expenses” assumes that other expenses we incur during the next twelve months remain consistent with the actual amounts incurred during the six months ended April 30, 2024. “Other expenses” includes our overhead expenses, including services under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by OFS Capital Services LLC, our administrator and an affiliate of OFS Advisor. “Other expenses” also includes ongoing administrative expenses to our independent accountants, legal counsel and compensation of independent directors.
(8)    “Total annual expenses” is presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock will bear all of our fees and expenses, all of which are included in this fee table presentation. The indirect expenses that will be associated with our CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then our total annual expenses would have been 21.02%.
Example*
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would maintain the leverage as set forth above and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Year	5 Year	10 Year
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$86	$248	$399	$728
*The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, and is therefore not included in the example. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by ninety-five percent (95%) the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “—Distribution Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

Summary of Certain Portfolio Characteristics (Unaudited)
As of April 30, 2024

The information below is presented on a look–through basis to the portfolios of the CLO investments held by the Company as of April 30, 2024, and reflects the aggregate underlying principal exposure of the combined portfolio of those investments. The data is estimated and unaudited and is derived from third party sources based on reported information available as of April 30, 2024.

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO investments reported as of April 30, 2024, are provided below:			The top ten underlying obligors on a look-through basis to the Company’s CLO investments reported as of April 30, 2024, are provided below:

Top 10 Industries of Underlying Obligors			Top 10 Underlying Obligors
Industry Name (as classified by Moody’s)		% of Total	Obligor		% of Total
1.	High Tech Industries	9.7%	1.	Asurion	0.73%
2.	Banking, Finance, Insurance & Real Estate	9.4%	2.	Virgin Media	0.50%
3.	Services: Business	9.4%	3.	Univision Communications	0.47%
4.	Healthcare & Pharmaceuticals	9.3%	4.	Acrisure	0.46%
5.	Media: Broadcasting & Subscription	4.9%	5.	Altice France	0.46%
6.	Construction & Building	4.8%	6.	Peraton	0.45%
7.	Chemicals, Plastics & Rubber	4.7%	7.	Athenahealth	0.43%
8.	Hotel, Gaming & Leisure	4.7%	8.	Allied Universal Holdco	0.42%
9.	Services: Consumer	4.1%	9.	Mcafee	0.42%
10.	Telecommunications	3.9%	10.	Blackstone Mortgage Trust	0.41%
	Total	64.9%		Total	4.75%

Summary of Certain Portfolio Characteristics (Unaudited)
As of April 30, 2024

The credit ratings distribution of the underlying obligors on a look-through basis to the portfolios of the Company’s CLO investments and other unrated investments reported as of April 30, 2024 is provided below:
(1) CLO indentures commonly require rating of the underlying collateral by nationally recognized rating agencies. Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group (“S&P”), for comparison and informational purposes. This data represents underlying portfolio characteristics of the Company’s CLO equity portfolio. We have presented the S&P ratings of the underlying collateral of the CLO vehicles in which we are invested at April 30, 2024, because we believe S&P generally provides broader rating coverage across the underlying loan portfolios. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com), which is not part of, or incorporated by reference in, this Semi-Annual Report.
(2) Underlying obligors with S&P ratings of BBB through AAA comprise less than 1.0% of all obligors and are excluded from the chart.

The maturity distribution of the underlying obligors on a look-through basis to the portfolios of the Company’s CLO investments and other unrated investments reported as of April 30, 2024 is provided below:
(3) Underlying obligors with maturity dates in 2024 and 2032 and beyond comprise less than 1.0% of all obligors and are excluded from the chart.

OFS Credit Company, Inc.
Statement of Assets and Liabilities

As of April 30, 2024
(Unaudited)
Assets:
Investments, at fair value (amortized cost of $215,548,125)	$164,612,310
Cash and cash equivalents	15,301,126
Interest receivable	152,479
Other assets	295,107
Total assets	180,361,022

Liabilities:
Preferred stock (net of deferred issuance costs of $1,018,193)	59,981,807
Payable to adviser and affiliates	2,343,407
Other liabilities	427,500
Total liabilities	62,752,714

Commitments and contingencies (Note 5)

Net assets	$117,608,308

Net assets consist of:
Common stock, par value of $0.001 per share; 90,000,000 shares authorized and 16,023,177 shares issued and outstanding	$16,023
Paid-in capital in excess of par	163,780,952
Total accumulated losses	(46,188,667)
Total net assets	$117,608,308

Net asset value per common share	$7.34

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Statement of Operations

Six Months Ended
April 30, 2024
(Unaudited)
Investment income:
Interest income	$16,512,671

Operating expenses:
Interest expense	1,943,010
Incentive fees	2,273,358
Base management fees	1,601,388
Administration fees	616,319
Professional fees	509,464
Excise tax provision	35,000
Other expenses	440,699
Total operating expenses	7,419,238

Net investment income	9,093,433

Net realized and unrealized gain (loss) on investments:
Net realized loss on investments	(3,748,547)
Net change in unrealized appreciation on investments	945,084
Net loss on investments	(2,803,463)

Net increase in net assets resulting from operations	$6,289,970

Weighted-average common shares outstanding	15,948,850

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Statements of Changes in Net Assets

	Six Months Ended April 30, 2024	Year Ended October 31, 2023
	(Unaudited)
Changes in net assets resulting from operations:
Net investment income	$9,093,433	$16,634,150
Net realized loss on investments	(3,748,547)	—
Net change in unrealized appreciation (depreciation) on investments	945,084	(18,522,509)
Net increase (decrease) in net assets resulting from operations	6,289,970	(1,888,359)

Distributions paid to common stockholders:
Common stock distributions from earnings (Note 2)	(9,568,720)	(21,368,481)
Common stock distributions from return of capital (Note 2)	—	(3,609,283)
Distributions paid to common stockholders	(9,568,720)	(24,977,764)

Capital share transactions:
Proceeds from sale of common stock, net of offering costs	—	32,862,951
Common stock issued in connection with dividend reinvestment plan	698,071	—
Common stock distributions	—	19,982,158
Net increase in net assets resulting from capital transactions	698,071	52,845,109

Net increase (decrease) in net assets	(2,580,679)	25,978,986

Net assets at the beginning of the period	120,188,987	94,210,001
Net assets at the end of the period	$117,608,308	$120,188,987

Capital share transactions:
Common stock shares outstanding at the beginning of the period	15,917,015	9,442,550
Sale of common stock shares	—	4,022,084
Common stock issued in connection with dividend reinvestment plan	106,162	—
Common stock distributions	—	2,452,381
Common stock shares outstanding at the end of the period	16,023,177	15,917,015

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Statement of Cash Flows

Six Months Ended
April 30, 2024
(Unaudited)
Cash flows from operating activities:
Net increase in net assets resulting from operations	$6,289,970
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized loss on investments	3,748,547
Net change in unrealized appreciation on investments	(945,084)
Amortization of preferred stock issuance costs	214,986
Amortization of original issuance discount on investments	(576,012)
Accretion of interest income on investments	(12,001,288)
Purchase of portfolio investments	(31,000,914)
Proceeds from the repayment of portfolio investments	24,799,983
Sale of portfolio investments	894,495
Distributions from portfolio investments	18,565,691
Changes in operating assets and liabilities:
Interest receivable	680,664
Other assets	(73,917)
Payable to adviser and affiliates	(429,060)
Other liabilities	222,500
Net cash provided by operating activities	10,390,561

Cash flows from financing activities:
Redemption of preferred stock	(3,000,000)
Distributions paid to common stockholders	(8,870,649)
Net cash used in financing activities	(11,870,649)

Net decrease in cash	(1,480,088)
Cash at the beginning of the period	16,781,214
Cash at the end of the period	$15,301,126

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest on preferred stock	$1,728,024
Cash paid for excise taxes	35,000
Supplemental Disclosure of Non-Cash Activities:
Common stock issued in connection with dividend reinvestment plan	$698,071

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2024
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
CLO Debt Securities

Atlas Senior Loan Fund XX, Ltd.
Mezzanine Debt - Class E	14.76%	(SOFR + 9.43%)	10/13/2022	10/19/2035	$2,000,000	$1,881,218	$2,020,569	1.7%

Atlas Senior Loan Fund XXI, Ltd.
Mezzanine Debt - Class E	14.36%	(SOFR + 9.04%)	7/20/2023	7/20/2035	1,450,000	1,346,044	1,475,103	1.3%

Birch Grove CLO 5, Ltd.
Mezzanine Debt - Class E	13.97%	(SOFR + 8.65%)	4/28/2023	4/20/2035	3,000,000	2,929,493	3,013,278	2.6%

Birch Grove CLO 6, Ltd.
Mezzanine Debt - Class E	14.25%	(SOFR + 8.93%)	7/7/2023	7/7/2035	2,500,000	2,435,170	2,533,573	2.2%

Brightwood Capital MM CLO 2023-1, Ltd.
Mezzanine Debt - Class D	11.79%	(SOFR + 6.46%)	9/28/2023	10/15/2035	807,080	785,235	815,742	0.7%
Mezzanine Debt - Class E	15.69%	(SOFR + 10.36%)	9/28/2023	10/15/2035	1,882,451	1,712,613	1,931,948	1.6%
					2,689,531	2,497,848	2,747,690	2.3%
Elevation CLO 2023-17, Ltd.
Mezzanine Debt - Class E	13.48%	(SOFR + 8.16%)	11/16/2023	10/20/2036	2,000,000	1,887,918	2,007,278	1.7%

Empower CLO 2023-2, Ltd.
Mezzanine Debt - Class E	13.58%	(SOFR + 8.25%)	8/22/2023	7/15/2036	2,000,000	2,000,000	2,021,546	1.7%

Fortress Credit BSL X Limited
Mezzanine Debt - Class E	12.53%	(SOFR + 6.94%)	8/1/2023	7/23/2032	2,500,000	2,284,772	2,500,567	2.1%

Fortress Credit Opportunities VII CLO Limited
Mezzanine Debt - Class E	12.73%	(SOFR + 7.14%)	8/1/2023	4/20/2033	3,750,000	3,390,531	3,750,927	3.2%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2024
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Gallatin CLO X 2023-1, Ltd.
Mezzanine Debt - Class E	13.55%	(SOFR + 8.22%)	9/7/2023	10/14/2035	$4,000,000	$3,793,837	$4,030,220	3.4%

LCM 31 Ltd.
Mezzanine Debt - Class E	12.67%	(SOFR + 7.08%)	12/18/2020	1/20/2032	250,000	248,984	245,836	0.2%

Sandstone Peak II Ltd.
Mezzanine Debt - Class E	14.11%	(SOFR + 8.79%)	6/9/2023	7/20/2036	2,800,000	2,701,841	2,835,434	2.4%

Sound Point CLO 36, Ltd.
Mezzanine Debt - Class E	14.13%	(SOFR + 8.81%)	8/9/2023	7/26/2030	2,500,000	2,354,498	2,540,944	2.2%

Trinitas CLO XX, Ltd.
Mezzanine Debt - Class E	13.47%	(SOFR + 8.15%)	8/3/2023	7/20/2035	6,000,000	5,855,350	6,059,887	5.2%

VCP CLO II, Ltd.
Mezzanine Debt - Class E	13.99%	(SOFR + 8.40%)	2/19/2021	4/15/2031	500,000	491,660	500,340	0.4%

Total CLO Debt Securities					$37,939,531	$36,099,164	$38,283,192	32.6%

CLO Equity Securities(6)

Allegro CLO VII, Ltd.
Subordinated Notes	0.13%		2/14/2019	6/13/2031	$3,100,000	$1,323,765	$491,850	0.4%

Allegro CLO 2021-2, Ltd.
Subordinated Notes	18.09%		8/23/2021	10/15/2034	5,000,000	3,792,400	3,015,942	2.5%

Allegro CLO XV, Ltd.
Subordinated Notes	21.34%		6/10/2022	7/20/2035	4,640,000	3,271,702	3,072,672	2.5%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2024
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Allegro CLO XVI, Ltd.
Subordinated Notes	20.13%		4/11/2024	4/25/2037	$6,490,084	$4,338,812	$4,338,812	3.6%

Anchorage Capital CLO 1-R Ltd.
Subordinated Notes	5.67%		10/5/2018	4/13/2031	2,100,000	1,066,080	707,125	0.5%

Apex Credit CLO 2020 Ltd.
Subordinated Notes	8.09%		11/16/2020	10/20/2031	6,170,000	5,274,383	3,360,911	2.9%

Apex Credit CLO 2021 Ltd.
Subordinated Notes	22.98%		5/28/2021	7/18/2034	7,140,000	5,352,784	4,410,408	3.8%

Apex Credit CLO 2022-1 Ltd.
Subordinated Notes	16.70%		4/28/2022	4/22/2033	8,833,176	7,095,456	5,226,731	4.4%

Apex Credit CLO 2024-1, Ltd.
Subordinated Notes	19.06%		3/7/2024	4/20/2036	3,600,000	3,073,276	3,073,276	2.6%

Atlas Senior Loan Fund X Ltd.
Subordinated Notes(7)(8)	0.00%		10/5/2018	1/15/2031	5,000,000	2,033,362	346,130	0.3%

Atlas Senior Loan Fund XVII Ltd.
Subordinated Notes	21.35%		9/20/2021	10/20/2034	6,000,000	4,458,558	3,078,331	2.6%

Battalion CLO IX Ltd.
Subordinated Notes - Income	3.63%		10/10/2018	7/15/2031	1,079,022	546,527	227,657	0.2%
Subordinated Notes	3.63%		10/10/2018	7/15/2031	1,770,978	896,979	373,649	0.3%
					2,850,000	1,443,506	601,306	0.5%
Battalion CLO XI Ltd.
Subordinated Notes	9.75%		3/20/2019	10/24/2029	5,000,000	3,635,910	2,360,697	2.0%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2024
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Battalion CLO XV Ltd.
Subordinated Notes	36.13%		5/4/2023	1/17/2033	$3,500,000	$1,779,259	$1,787,748	1.5%
Subordinated Notes	36.13%		5/4/2023	1/17/2033	3,500,000	1,779,259	1,787,748	1.5%
					7,000,000	3,558,518	3,575,496	3.0%
Battalion CLO XIX Ltd.
Subordinated Notes	21.57%		3/16/2021	4/15/2034	5,000,000	2,830,820	2,370,136	2.0%

BlueMountain Fuji U.S. CLO III, Ltd.
Subordinated Notes	2.04%		9/18/2019	1/15/2030	3,701,700	1,983,576	914,243	0.8%

Bridge Street CLO III Ltd.
Subordinated Notes	24.78%		12/28/2022	10/20/2034	6,900,000	3,851,994	5,001,859	4.3%

Brightwood Capital MM CLO 2023-1, Ltd.
Subordinated Notes	13.56%		9/28/2023	10/15/2035	4,847,312	4,290,391	4,021,396	3.4%

Crown Point CLO 4 Ltd.
Subordinated Notes	0.41%		3/22/2019	4/20/2031	5,000,000	2,551,444	1,245,021	1.1%

Dryden 38 Senior Loan Fund
Subordinated Notes	1.14%		10/5/2018	7/15/2030	2,600,000	1,179,505	576,746	0.5%

Dryden 53 CLO, Ltd.
Subordinated Notes - Income(7)	0.00%		10/5/2018	1/15/2031	3,200,000	1,348,893	488,479	0.4%
Subordinated Notes(7)	0.00%		10/1/2019	1/15/2031	500,000	204,341	76,325	0.1%
					3,700,000	1,553,234	564,804	0.5%
Dryden 60 CLO, Ltd.
Subordinated Notes	4.13%		4/23/2021	7/15/2031	5,950,000	3,904,705	2,244,648	1.9%

Dryden 76 CLO, Ltd.
Subordinated Notes	13.02%		9/27/2019	10/20/2032	2,250,000	1,875,919	1,398,944	1.2%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2024
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets

Dryden 87 CLO, Ltd.
Subordinated Notes	16.88%		6/2/2021	5/20/2034	$5,000,000	$4,126,321	$3,236,008	2.8%

Dryden 95 CLO, Ltd.
Subordinated Notes	16.38%		7/29/2021	8/20/2034	6,000,000	4,678,406	3,677,044	3.1%

Dryden 98 CLO, Ltd.
Subordinated Notes	18.26%		3/17/2022	4/20/2035	5,500,000	4,298,939	3,710,928	3.2%

Elevation CLO 2017-8, Ltd.
Subordinated Notes(7)(8)	0.00%		10/5/2018	10/25/2030	2,000,000	677,074	99,914	0.1%

Elevation CLO 2021-12, Ltd.
Subordinated Notes	0.70%		5/26/2021	4/20/2032	3,500,000	2,410,105	1,304,037	1.1%

Elevation CLO 2021-13, Ltd.
Subordinated Notes	6.89%		6/9/2021	7/15/2034	6,026,765	4,411,137	2,625,429	2.2%

Elevation CLO 2021-14, Ltd.
Subordinated Notes	9.13%		10/29/2021	10/20/2034	7,237,500	5,664,603	3,541,848	3.0%

Elevation CLO 2021-15, Ltd.
Subordinated Notes	6.11%		12/23/2021	1/5/2035	9,000,000	6,245,877	3,440,235	2.9%

Empower CLO 2023 - 3, Ltd.
Subordinated Notes	14.01%		12/21/2023	1/20/2037	10,675,000	7,853,270	7,853,270	6.7%

Empower CLO 2024 - 1, Ltd.
Subordinated Notes	15.07%		3/20/2024	4/25/2037	5,024,000	3,967,089	3,967,089	3.4%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2024
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Flatiron CLO 2017-1, Ltd.
Subordinated Notes	6.86%		3/22/2019	5/15/2030	$3,000,000	$1,640,414	$1,240,196	1.1%

Flatiron CLO 18 Ltd.
Subordinated Notes	7.82%		10/5/2018	4/17/2031	4,500,000	2,778,034	2,083,590	1.8%

Greenwood Park CLO, Ltd.
Subordinated Notes	4.17%		10/5/2018	4/15/2031	4,000,000	2,010,746	1,043,684	0.9%

Halcyon Loan Advisors Funding 2018-1 Ltd.
Subordinated Notes	7.24%		3/20/2019	7/20/2031	3,000,000	1,618,284	691,054	0.6%

HarbourView CLO VII-R, Ltd.
Subordinated Notes(7)(8)	0.00%		10/5/2018	11/18/2026	3,100,000	1,886,533	20,289	—%

Jamestown CLO XVI, Ltd.
Subordinated Notes	18.65%		7/29/2021	7/25/2034	3,500,000	2,578,271	2,149,003	1.8%

LCM 31 Ltd.
Subordinated Notes	10.81%		12/18/2020	1/20/2032	1,350,000	911,244	543,351	0.5%

Madison Park Funding XXIII, Ltd.
Subordinated Notes	11.86%		10/5/2018	7/27/2047	4,000,000	2,087,163	1,675,433	1.4%

Madison Park Funding XXIX, Ltd.
Subordinated Notes	10.00%		12/22/2020	10/18/2047	1,000,000	562,220	491,036	0.4%

Marble Point CLO X Ltd.
Subordinated Notes(7)	0.00%		10/5/2018	10/15/2030	7,000,000	2,903,820	547,652	0.5%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2024
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Marble Point CLO XX Ltd.
Subordinated Notes	14.64%		4/9/2021	4/23/2051	$5,125,000	$3,785,871	$2,802,341	2.4%

Marble Point CLO XXI Ltd.
Subordinated Notes	14.63%		8/24/2021	10/17/2051	5,250,000	3,940,954	2,934,194	2.5%

Marble Point CLO XXIII Ltd.
Subordinated Notes	16.69%		12/3/2021	1/22/2052	1,750,000	1,383,342	1,098,859	0.9%

MidOcean Credit CLO VII Ltd.
Subordinated Notes - Income(7)(8)	0.00%		3/20/2019	7/15/2029	3,275,000	1,047,083	—	—%

MidOcean Credit CLO VIII Ltd.
Subordinated Notes - Income(7)	0.00%		1/14/2019	2/20/2031	3,225,000	1,698,067	635,320	0.5%

MidOcean Credit CLO IX Ltd.
Subordinated Notes - Income(7)	0.00%		11/21/2018	7/20/2031	3,000,000	1,515,134	452,185	0.4%

Niagara Park CLO, Ltd.
Subordinated Notes	14.67%		11/8/2019	7/17/2032	4,500,000	3,216,383	2,543,380	2.2%

Octagon Investment Partners 39, Ltd.
Subordinated Notes(7)	0.00%		2/27/2020	10/20/2030	3,600,000	1,750,150	909,622	0.8%

Rockford Tower CLO 2019-1, Ltd.
Subordinated Notes	28.53%		8/25/2023	4/20/2034	4,500,000	2,551,768	2,287,629	1.9%

Sound Point CLO IV-R, Ltd.
Subordinated Notes(7)(8)	0.00%		11/2/2018	4/18/2031	4,000,000	599,847	86,632	0.1%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2024
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Steele Creek CLO 2022-1, Ltd.
Subordinated Notes	20.56%		3/28/2022	4/15/2035	$5,000,000	$3,422,484	$3,009,108	2.6%

THL Credit Wind River 2014-3 CLO Ltd.
Subordinated Notes(7)(8)	0.00%		10/10/2018	10/22/2031	2,778,000	1,099,947	275,663	0.2%

Trinitas CLO VIII, Ltd.
Subordinated Notes	2.68%		4/28/2021	7/20/2117	2,800,000	1,400,269	540,093	0.5%

Vibrant CLO X, Ltd.
Subordinated Notes(7)(10)	0.00%		5/23/2019	10/20/2031	6,795,826	2,720,176	—	—%

Vibrant CLO XIII, Ltd.
Subordinated Notes	17.26%		6/3/2021	7/15/2034	5,000,000	3,915,609	3,122,107	2.7%

Vibrant CLO XV, Ltd.
Subordinated Notes	30.42%		8/21/2023	1/20/2035	4,000,000	2,511,533	2,636,182	2.2%

Voya CLO 2017-4, Ltd.
Subordinated Notes(7)	0.00%		10/5/2018	10/15/2030	1,000,000	513,919	199,775	0.2%

Wind River 2015-1 CLO, Ltd.
Subordinated Notes(7)	0.00%		4/28/2021	10/20/2030	2,600,000	1,058,614	468,254	0.4%

Webster Park CLO, Ltd.
Subordinated Notes	8.41%		4/23/2021	1/20/2027	3,363,000	1,662,756	914,410	0.8%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2024
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Zais CLO 3, Limited
Subordinated Notes - Income(7)(8)	0.00%		10/10/2018	7/15/2031	$1,038,255	$491,947	$63,145	0.1%
Subordinated Notes(7)(8)	0.00%		10/10/2018	7/15/2031	1,761,745	834,659	107,146	0.1%
					2,800,000	1,326,606	170,291	0.2%

Total CLO Equity Securities					$281,647,363	$178,170,162	$125,024,619	106.3%

Other CLO equity-related investments
CLO other(9)	18.22%					$1,278,799	$1,304,499	1.1%

Total Investments					$319,586,894	$215,548,125	$164,612,310	140.0%
(1)    These investments are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933, as amended.
(2)    We do not “control” and are not an “affiliate” of any of our portfolio investments, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio investment if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio investment if we owned 5% or more of its voting securities.
(3)    The rate disclosed on CLO equity securities is the estimated effective yield, generally established at purchase, and reevaluated upon the receipt of the initial distribution and each subsequent quarter thereafter. The estimated effective yield is based upon projected amounts and timing of future distributions and the projected amounts and timing of terminal principal payments at the time of estimation. The estimated effective yield and investment cost may ultimately not be realized. Projected cash flows, including the amounts and timing of terminal principal payments, which generally are projected to occur prior to the contractual maturity date, were utilized in deriving the effective yield of the investments. The rates disclosed on CLO debt securities reflect the contractual interest rate, and exclude yield related to accretion of discounts. The rate disclosed on Loan Accumulation Facilities represents the estimated yield to be earned on the investment through estimated redemption. As of April 30, 2024, the Company’s weighted-average effective yield on its total investments, based on current amortized cost, was 12.83% (excludes discount accretion on CLO debt investments).
(4)    CLO debt securities bear interest at a rate determined by reference to three-month Secured Overnight Financing Rate (“SOFR”) which resets quarterly. The rate provided for each CLO debt security is as of April 30, 2024.
(5)    The fair value of all investments was determined in good faith by OFS Advisor using significant, unobservable inputs.
(6)    Subordinated notes and income notes are considered CLO equity securities. CLO equity securities are entitled to recurring distributions, which are generally equal to the residual cash flow payments made by underlying securities less contractual payments to debt holders and fund expenses, subject to compliance with coverage tests and other provisions of the respective CLO indenture, as applicable.
(7)    As of April 30, 2024, the effective accretable yield has been estimated to be 0%, as the aggregate amount of projected distributions, including projected distributions related to liquidation of the underlying portfolio upon the security’s anticipated redemption, is equal to or less than current amortized cost. Projected distributions are monitored and re-evaluated quarterly. All actual distributions received will be recognized as reductions to amortized cost until such time, if and when occurring, a future aggregate amount of then-projected distributions exceeds the security’s then-current amortized cost.
(8)    Non-income producing.

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2024
(Unaudited)

(9)    Fair value represents discounted cash flows associated with fees earned from CLO equity-related investments.
(10)    As of April 30, 2024, the investment has been optionally redeemed and is in the process of liquidating. Remaining residual distributions are anticipated to be recognized as a return of capital.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

Note 1. Organization
OFS Credit Company, Inc. (the “Company”) is a Delaware corporation formed on September 1, 2017 and commenced operations on October 10, 2018. The Company is a non-diversified, externally managed, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment adviser is OFS Capital Management, LLC (“OFS Advisor”), a wholly owned subsidiary of Orchard First Source Asset Management, LLC (“OFSAM”).
The Company’s primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal market conditions, the Company invests at least 80% of its assets in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments, which include securities issued by other securitization vehicles, such as credit-linked notes and collateralized bond obligations, or “CBOs”, and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions (“80% Policy”). The 80% Policy is not a fundamental policy of the Company and may be changed by our Board on 60 days’ notice to the Company’s stockholders. The Company defines “credit” to consist primarily of the debt investments and instruments described in its 80% Policy.
The CLOs in which the Company invests are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle, often provided by the bank that will serve as the placement agent or arranger on a CLO transaction (each, a “Loan Accumulation Facility”).
Note 2. Basis of Presentation and Summary of Significant Accounting Policies
Basis of presentation: The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), including the provision Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies, and the reporting requirements of the 1940 Act and Article 6 of Regulation S-X. In the opinion of management, the financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation in accordance with GAAP.
Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accounting estimates significant to the financial statements include the recurring fair value and accretable yield estimates. Actual results could differ significantly from those estimates.
Cash: The Company’s cash and cash equivalents are maintained with a member bank of the Federal Deposit Insurance Corporation (“FDIC”) and, at times, such balances exceed the FDIC insurance limit. The Company does not believe its cash and cash equivalent balances are exposed to any significant credit risk. As of April 30, 2024, all of the Company’s cash and cash equivalents were held at U.S. Bank Trust Company, National Association.
Investments: The Company applies fair value accounting in accordance with ASC Topic 820, Fair Value Measurements, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to fair value estimates based on unobservable inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by OFS Advisor in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

In addition, OFS Advisor regularly assesses whether arm’s-length transactions have occurred in portfolio securities, including the Company’s own transactions in such securities, the executed trade prices (“Transaction Prices”) of which may—depending on the size of the transactions, identifiable market participants, and other factors—be considered reasonable indications of fair value for up to six months after the transaction date.
Changes to OFS Advisor’s valuation policy are reviewed and approved by management and the Company’s board of directors (the “Board”). As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, OFS Advisor, as the valuation designee, expects to refine its valuation methodologies.
The Company primarily invests in equity and junior debt tranches of CLO investment vehicles, Loan Accumulation Facilities and other credit-related investments. The Company considers underlying investment portfolio performance metrics, including prepayment rates, default rates, loss-on-default and recovery rates, and estimated market yields as a primary source for discounted cash flow fair value estimates, supplemented by actual trades executed in the market at or around period-end, as well as indicative prices provided by broker-dealers in its estimate of the fair value of such investments. The Company also considers operating metrics, typically included in the governing documents of CLO vehicles, including collateralization tests, concentration limits, defaults, restructuring activity and prepayment rates on the underlying loans, if applicable. The Company engages a third-party valuation firm to provide assistance to OFS Advisor in determining the fair value of its investments.
See Note 4 for additional disclosures of the Company’s fair value measurements of its financial instruments.
Investment Income
Interest income: Interest income from investments in CLO equity securities is recognized on the basis of the estimated effective yield to expected redemption utilizing assumed cash flows in accordance with ASC Subtopic 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash flows from its CLO equity investments, and the accretable yields are generally established at purchase, and reevaluated upon the receipt of the initial distribution and each subsequent quarter thereafter. Expected cash flows inherent in the Company’s estimates of accretable yields are based on expectations of defaults and loss-on-default severity, as well as other loan-performance assumptions, impacting the loans in the underlying CLO portfolios. These estimated cash flows are subject to a reasonable possibility of near-term change due to economic and credit market conditions, and the effect of these changes could be material.
Further, the Company may receive other CLO equity-related securities in connection with the Company’s acquisition of, subsequent amendment to, or restructuring of, CLO equity investments. The Company determines the cost basis of the security based on its estimated fair value relative to the fair value of the CLO equity investment and other securities or consideration received.
Interest income from investments in Loan Accumulation Facilities is recognized on an accrual basis based on an estimated yield. Income notes associated with Loan Accumulation Facilities generally earn returns equal to the actual income earned on facility assets less costs of senior financing and manager costs. Interest income is generally received upon the earlier of the closing of the CLO securitization or liquidation of the underlying portfolio. The Company periodically evaluates the realizability of such amounts and, if necessary, subsequently adjusts the estimated yield. For the six months ended April 30, 2024, the Company recognized interest income of $706,729 from Loan Accumulation Facility investments.
Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premiums or accretion of discounts on CLO debt investments are recognized over the expected life. Management reviews, for placement on non-accrual status, all CLO debt positions that become past due with respect to interest, and/or when there is reasonable doubt that principal or cash interest will be collected. When a CLO debt position is placed on non-accrual status, accrued and unpaid interest is reversed. Additionally, discounts are no longer accreted to interest income as of the date the position is placed on non-accrual status. Interest payments subsequently received on non-accrual investments may be recognized as income or applied to cost depending upon management’s judgment. Interest accruals and discount accretion are resumed on non-accrual investments only when they are brought current with respect to interest payments and, in the judgment of management, it is probable that the Company will collect all principal and interest from the investment. As of April 30, 2024, the Company had no CLO debt investments on non-accrual status.
Net realized and unrealized gain or loss on investments: Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are reported as payable for investments purchased or receivable for investments sold. Primary market new issue trades or resets are recorded on the closing and issuance of the security. Realized gains and losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment on a specific-identification basis. An optional redemption feature of a CLO allows a majority of the holders of the CLO equity securities issued by the CLO issuer, after the end of a specified non-call period, to cause the redemption of the CLO equity securities issued by the CLO with proceeds paid either through the liquidation of the CLO’s assets or through a refinancing with new debt. The optional redemption is effectively a voluntary prepayment of the CLO equity securities issued

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

by the CLO prior to the stated maturity of such debt securities. When the optional redemption feature has been exercised on a CLO equity security, distributions received are first recorded as a return of capital until its cost basis is reduced to zero and then as realized gains thereafter. Commencing on the optional redemption date, the Company ceases accruing income on its CLO equity securities that will be redeemed.
Investments are reported at fair value as determined in good faith by OFS Advisor, under the active supervision of the Board. See Note 4 for additional information. The Company reports changes in the fair value of investments as change in net unrealized appreciation (depreciation) on investments in the statement of operations.
Deferred issuance costs: Deferred issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s mandatorily redeemable preferred stock. Deferred issuance costs are presented as a direct reduction of the related liability on the statement of assets and liabilities. Deferred issuance costs are amortized to interest expense over the term of the related mandatorily redeemable preferred stock.
Deferred offering costs: Offering costs include legal, accounting and other expenses pertaining to the registration of securities. Offering costs are deferred and, as the registration statement is utilized and securities are sold, a portion of the costs are charged as a reduction to capital when a common stock offering occurs or as common stock is issued under an equity distribution agreement, or allocated to deferred issuance costs when a preferred stock or debt offering occurs. Deferred costs are periodically reviewed and charged to expenses if the related registration statement is withdrawn or if an offering is unsuccessful.
Interest expense: Due to its mandatory redemption requirements, the Company accounts for its preferred stock as liabilities under ASC Topic 480, Distinguishing Liabilities from Equity. Dividends on mandatorily redeemable preferred stock are recorded as interest expense on the statement of operations. Interest expense is recorded on an accrual basis as incurred.
Income taxes: The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for tax treatment as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements, and timely distribute at least 90% of its annual investment company taxable income (“ICTI”), to its stockholders. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which generally relieves the Company from U.S. federal income taxes.
The Company may be liable for 4% excise tax on a portion of income unless it timely distributes at least 98% of its ICTI, or 98.2% of net capital gains, to its stockholders. However, the Company may choose to retain a portion of ICTI in an amount less than that which would trigger U.S. federal income tax liability under Subchapter M of the Code. Excise taxes are recognized when the Company determines it is probable distributions of estimated taxable income will not meet the distribution thresholds for avoidance of such tax. See Note 7 for additional details.
The Company evaluates tax positions taken in the course of preparing its tax returns to determine whether they are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold could result in greater and undistributed ICTI, income and excise tax expense, and, if involving multiple years, a re-assessment of the Company’s RIC status. GAAP requires recognition of accrued interest and penalties related to uncertain tax benefits as income tax expense. There were no uncertain income tax positions at April 30, 2024.
Distributions: Distributions to stockholders are recorded on the applicable record date. The amount, timing and form of distributions is determined by the Board each quarter. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Distributions paid in excess of ICTI and net realized gains are generally considered returns of capital to stockholders.
Net investment income determined in accordance with tax regulations may differ from net investment income for financial reporting purposes. Differences may be permanent or temporary. Permanent differences result in a reclassification between capital accounts. Additionally, certain short-term capital gains may be reported as ordinary income for tax purposes. Distributions paid by the Company in accordance with RIC requirements are subject to re-characterization for tax purposes.
The tax character of distributions paid to stockholders, as set forth in the statements of changes in net assets and in the financial highlights, reflect estimates made by the Company, as our fiscal year end differs from the calendar year period on which the character of distributions is determined for 1099-DIV reporting purposes. Actual results may vary as the tax character of distributions is unknown until it is determined annually as of the end of each calendar year and, if required, reported to stockholders on Form 1099-DIV. Accordingly, the final tax character of distributions may differ materially from the estimates presented herein.
Concentration of credit risk: Aside from the Company’s investments, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalent deposits at financial institutions. At various times during the year, the Company’s cash and cash equivalent deposits exceed the FDIC insured limit. The Company

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

places cash and cash equivalent deposits only with high credit quality institutions, which OFS Advisor believes will mitigate the risk of loss due to credit risk. Management believes the risk of loss related to the Company’s cash and cash equivalent deposits is minimal. If underlying funds and managers fail to perform according to the terms of the indentures and collateral management agreements and the collateral or other security for those instruments proved to be of no value to the Company, the amount of loss due to credit risk from the Company’s investments is equal to the Company’s recorded investments and the unfunded commitments disclosed in Note 5.
Note 3. Related Party Transactions
Investment Advisory and Management Agreement: OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to an investment advisory and management agreement (the “Investment Advisory Agreement”). On June 6, 2024, the Board unanimously voted to approve the continuation of the Investment Advisory Agreement for one year. Under the terms of the Investment Advisory Agreement, OFS Advisor is responsible for: (i) determining the composition of the portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes; (ii) identifying, evaluating and negotiating the structure of the investments made (including performing due diligence on prospective investments); (iii) closing and monitoring the investments made; and (iv) providing other investment advisory, research and related services as required. OFS Advisor is a subsidiary of OFSAM and a registered investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). OFS Advisor’s services under the Investment Advisory Agreement are not exclusive, and it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to the Company are not impaired. OFS Advisor also serves as the investment adviser to other funds, separately-managed accounts and other assets, including OFS Capital Corporation and Hancock Park Corporate Income, Inc. Additionally, OFS Advisor serves as a sub-advisor to investment companies managed by an affiliate.
OFS Advisor receives fees for providing services, consisting of two components: a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”). The Base Management Fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of the Company’s “Total Equity Base”, defined as the sum of the net asset value of the Company’s common stock and the paid-in capital of the Company’s preferred stock. Base Management Fees are paid by the holders of our shares of common stock and are not paid by holders of preferred stock, or the holders of any other types of securities that the Company may issue. Base Management Fees for any partial calendar quarter are prorated based on the number of days in such quarter. The Base Management Fee does not increase when the Company borrows funds, but will increase if the Company issues preferred stock. The Base Management Fee is calculated before the determination of any Incentive Fee for the quarter, as further described below.
The Incentive Fee is calculated and payable quarterly in arrears and equals 20% of the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the administrative services agreement to OFS Capital Services, LLC (“OFS Services”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes accrued income that the Company has not yet received in cash, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses, and no incentive fees are payable in respect of any capital gains and no incentive fees are reduced in respect of any capital losses.
In calculating the Incentive Fee for any given calendar quarter, Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s NAV at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% of the Company’s NAV per quarter (8.0% annualized) (the “Hurdle Rate”). For such purposes, the Company’s quarterly rate of return is determined by dividing its Pre-Incentive Fee Net Investment Income by its reported NAV as of the prior period end. The Company’s net investment income used to calculate this part of the incentive fee is also included in the calculation of the Total Equity Base which is used to calculate the Base Management Fee. The Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:
(A)    no Incentive Fee in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.0% of NAV;
(B)    100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.5% of NAV in any calendar quarter (10.0% annualized). The Company refers to this portion of the Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.5% of our NAV) as the “catch-up.” The “catch-up” is meant to provide OFS Advisor with

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

20% of Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.5% of NAV in any calendar quarter; and
(C)    20.0% of that portion of the Company’s pre-Incentive Fee net investment income, if any, with respect to which the rate of return exceeds 2.5% in such quarter (10.0% annualized) is payable to OFS Advisor (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is due to OFS Advisor).
There will be no accumulation of amounts on the Hurdle Rate from quarter to quarter, no claw back of amounts previously paid if the rate of return in any subsequent quarter is below the Hurdle Rate and no delay of payment if the rate of return in any prior quarters was below the Hurdle Rate. Incentive Fees will be adjusted for any share issuances or repurchases during the calendar quarter, and any partial quarter Incentive Fee will be prorated based on the number of days in such quarter.
Administration Agreement: OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for the Company to operate. OFS Services furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to an administrative services agreement (the “Administration Agreement”). On June 6, 2024, the Board unanimously voted to approve the continuation of the Administration Agreement for one year. Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the Securities and Exchange Commission or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its NAV, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion (subject to the review and approval of the Board) of OFS Services’s overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and their respective staffs. To the extent that OFS Services outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to OFS Services. The Administration Agreement may be renewed annually with the approval of the Board, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
Equity Ownership: As of April 30, 2024, OFS Advisor and its affiliates held 841,226 shares of common stock, which is approximately 5.3% of the Company’s outstanding shares of common stock.
Expenses recognized under agreements with OFS Advisor and OFS Services and distributions paid to affiliates for the six months ended April 30, 2024 are presented below:

Incentive fees	$2,273,358
Base management fees	1,601,388
Administration fees	616,319
Common stock distributions to affiliates	501,741

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

Note 4. Fair Value of Financial Instruments
The Company’s investments are carried at fair value and determined in accordance with ASC 820 and a documented valuation policy that is applied in a consistent manner. Pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”), the Board designated OFS Advisor as the valuation designee to perform fair value determinations relating to the Company’s investments, and the Board maintains oversight of OFS Advisor in its capacity as valuation designee, as prescribed in Rule 2a-5.
As of April 30, 2024, all of the Company’s investments are classified as Level 3 under ASC Topic 820. The following table provides the primary quantitative information about valuation techniques and the Company’s significant unobservable inputs to its Level 3 fair value measurements. In addition to the techniques and unobservable inputs noted in the table below and in accordance with OFS Advisor’s valuation policy, OFS Advisor, as valuation designee, may also use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investment assets. The table below is not intended to be all-inclusive.

Investment Type	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted average)(1)
CLO Equity	$105,792,172	Discounted Cash Flows(2)	Constant Default Rate	2.00% - 3.00% (2.04%)
			Constant Prepayment Rate	20.00% - 20.00% (20.00%)
			Reinvestment Spread - SOFR	3.37% - 6.29% (3.76%)
			Reinvestment Price	98.50% - 99.50%(3)
			Recovery Rate	65.00% - 65.00% (65.00%)
			Discount Rate	12.00% - 55.00% (25.82%)
CLO Equity	19,232,447	Market Approach	Transaction Price

CLO Debt	38,283,192	Discounted Cash Flows(2)	Constant Default Rate	2.00% - 3.00% (2.07%)
			Constant Prepayment Rate	20.00% - 20.00% (20.00%)
			Reinvestment Spread - SOFR	3.42% - 6.29% (3.88%)
			Reinvestment Price	98.50% - 99.50%(3)
			Recovery Rate	65.00% - 65.00% (65.00%)
			Discount Margin	6.25% - 9.80% (8.20%)

Other CLO equity-related investments	868,486	Discounted Cash Flows(2)	Discount Margin	9.21% - 10.04% (9.77%)
Other CLO equity-related investments	436,013	Market Approach	Transaction Price
Total	$164,612,310
(1)    Weighted average is calculated based on the fair value of investments.
(2)    The cash flows utilized in the discounted cash flow calculations assume: (i) liquidation of (a) certain distressed investments and (b) all investments currently in default held by the issuing CLO at their current market prices; and (ii) redeployment of proceeds at the issuing CLO’s assumed reinvestment rate.
(3)    A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.
Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, and otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company might realize significantly less than the value at which such investment had previously been recorded, and the Company may realize significant realized losses of invested capital. The Company’s investments are subject to market risk as a result of economic and political developments, including impacts from elevated interest and inflation rates, the ongoing war between Russia and Ukraine, the escalated armed conflict in the Middle East, instability in the U.S. and international banking systems, the risk of recession or a shutdown of U.S. government services and related market volatility. Market risk is directly impacted by the volatility and liquidity in the markets in which certain investments are traded and can affect the fair value of the Company’s investments.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

The following table presents changes in the investment measured at fair value using Level 3 inputs for the six months ended April 30, 2024:

	CLO Equity	CLO Debt	Loan Accumulation Facilities	Other CLO Equity -Related Investments	Total
Level 3 assets, October 31, 2023	$119,610,273	$41,998,433	$5,540,417	$948,605	$168,097,728
Net realized loss on investments	(3,748,547)	—	—	—	(3,748,547)
Net change in unrealized appreciation (depreciation) on investments(1)	(863,678)	1,828,747	—	(19,985)	945,084
Accretion of interest income on investments	11,910,798	—	—	90,490	12,001,288
Amortization of original issuance discount on investments	—	576,012	—	—	576,012
Purchase of portfolio investments(2)	18,654,831	1,880,000	10,034,640	431,443	31,000,914
Proceeds from the repayment of portfolio investments	(1,224,926)	(8,000,000)	(15,575,057)	—	(24,799,983)
Sale of portfolio investments	(894,495)	—	—	—	(894,495)
Distributions from portfolio investments	(18,419,637)	—	—	(146,054)	(18,565,691)
Level 3 assets, April 30, 2024	$125,024,619	$38,283,192	$—	$1,304,499	$164,612,310
(1)    For the six months ended April 30, 2024, the net change in unrealized appreciation in the Company’s statement of operations attributable to the Company’s Level 3 assets still held at the end of the period was $(2,148,856).
(2)    Includes proceeds of $15,575,057 from the repayment of a loan accumulation facility investments reinvested in the associated CLO securities.
Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments, such as cash, cash equivalents, receivables and payables approximate the fair value of such items due to the short maturity of such instruments and that such financial instruments are held with high credit quality institutions to mitigate the risk of loss due to credit risk.
The following table presents the carrying values and fair values of the Company’s preferred stock as of April 30, 2024:

Description	Carrying Value(1)	Fair Value
6.125% Series C Term Preferred Stock	$22,670,577	$22,061,600
6.00% Series D Term Preferred Stock	2,965,124	2,788,359
5.25% Series E Term Preferred Stock	34,346,106	32,050,200
Total preferred stock	$59,981,807	$56,900,159
(1) Carrying value is calculated as the outstanding principal amount less unamortized deferred issuance costs. See Note 2 for details.
The following table presents the fair value measurements of the Company’s preferred stock and indicates the fair value hierarchy of the significant inputs utilized by the Company to determine such fair values as of April 30, 2024:

Description	Level 1(1)	Level 2	Level 3(2)	Total
6.125% Series C Term Preferred Stock	$22,061,600	$—	$—	$22,061,600
6.00% Series D Term Preferred Stock	—	—	2,788,359	2,788,359
5.25% Series E Term Preferred Stock	32,050,200	—	—	32,050,200
Total preferred stock, at fair value	$54,111,800	$—	$2,788,359	$56,900,159
(1) For Level 1 measurements, fair value is estimated by using the closing price of the security on The Nasdaq Capital Market as of the date presented.
(2) For Level 3 measurements, fair value is estimated through discounting remaining payments at current market rates for similar instruments at the measurement date through the legal maturity date.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

Note 5. Commitments and Contingencies
The following table presents the Company’s unfunded commitments to fund investments as of April 30, 2024:

Investment Name	Investment Type	Commitment
Elevation CLO 2021-12, Ltd.	CLO Equity	$524,295
Indemnifications: In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnification. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company.
Legal and regulatory proceedings: From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company as of April 30, 2024.
Note 6. Mandatorily Redeemable Preferred Stock
The Company has authorized 10,000,000 shares of preferred stock, at a par value of $0.001 per share, and at April 30, 2024 had 2,440,000 shares of preferred stock outstanding. During the six months ended April 30, 2024, the average dollar borrowings and average effective interest rate for the Company’s preferred stock was $61,280,220 and 6.34%, respectively. The Company may recognize a loss related to the acceleration of unamortized deferred issuance costs upon early redemption of any outstanding shares of preferred stock.
6.60% Series B Term Preferred Stock
On November 19, 2020, through a private placement, the Company issued 120,000 shares of its 6.60% Series B Term Preferred Stock due 2023 (the “Series B Term Preferred Stock”) at a price per share of $24.40625, resulting in gross proceeds of $2,928,750.
The offering was consummated pursuant to the terms of a purchase agreement (the “Series B Purchase Agreement”) dated November 19, 2020 by and between the Company and the purchaser named therein (the “Series B Purchaser”). The Series B Purchase Agreement provided for the Series B Term Preferred Stock to be issued to the Series B Purchaser in a private placement in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof and Regulation D thereunder. The Company relied upon this exemption from registration based in part on representations made by the Series B Purchaser.
During the six months ended April 30, 2024, the Company paid distributions of approximately $0.08 per share of Series B Term Preferred Stock.
The shares of Series B Term Preferred Stock had a liquidation preference of $25 per share and were subject to mandatory redemption on November 19, 2023.
On October 5, 2023, the Company delivered a notice to the Series B Purchaser regarding the redemption of all of the issued and outstanding Series B Term Preferred Stock on November 19, 2023 (the “Redemption Date”). The Company redeemed all outstanding shares of the Series B Term Preferred Stock on the Redemption Date for a redemption price of $25 per share, plus the accumulated but unpaid dividends per share from November 1, 2023 to, but excluding, the Redemption Date. The total redemption price for all shares of the Series B Term Preferred Stock, including the accumulated unpaid dividends, was $3,009,900.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

6.125% Series C Term Preferred Stock
In April 2021, the Company issued 920,000 shares of its 6.125% Series C Term Preferred Stock due 2026 (the “Series C Term Preferred Stock”). The shares of Series C Term Preferred Stock have a liquidation preference of $25 per share and are mandatorily redeemable on April 30, 2026. The Company may, at its sole option, redeem the outstanding shares of Series C Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
During the six months ended April 30, 2024, the Company paid distributions of approximately $0.77 per share of Series C Term Preferred Stock. On February 1, 2024, the Board declared additional fiscal year 2024 monthly distributions of $0.1276042 per share of Series C Term Preferred Stock through July 2024.
6.00% Series D Term Preferred Stock
On June 10, 2021, through a private placement, the Company issued 120,000 shares of its 6.00% Series D Term Preferred Stock due 2026 (the “Series D Term Preferred Stock”) at a price per share of $24.50, resulting in gross proceeds of $2,940,000. The shares of Series D Term Preferred Stock have a liquidation preference of $25 per share and are subject to mandatory redemption on June 10, 2026. The Company may, at its sole option, redeem the outstanding shares of Series D Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
The offering was consummated pursuant to the terms of a purchase agreement (the “Series D Purchase Agreement”) dated June 10, 2021 by and between the Company and the purchaser named therein (the “Series D Purchaser”). The Series D Purchase Agreement provided for the Series D Term Preferred Stock to be issued to the Series D Purchaser in a private placement in reliance on an exemption from registration under the Securities Act, provided by Section 4(a)(2) thereof and Regulation D thereunder. The Company relied upon this exemption from registration based in part on representations made by the Series D Purchaser. The Series D Term Preferred Stock has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
During the six months ended April 30, 2024, the Company paid distributions of approximately $0.75 per share of Series D Term Preferred Stock. On February 1, 2024, the Board declared additional fiscal year 2024 monthly distributions of $0.125 per share of Series D Term Preferred Stock through July 2024.
5.25% Series E Term Preferred Stock
In December 2021, the Company issued 1,400,000 shares of its 5.25% Series E Term Preferred Stock (the “Series E Term Preferred Stock”). The shares of Series E Term Preferred Stock have a liquidation preference of $25 per share and are mandatorily redeemable on December 31, 2026. The Company may, at its sole option, redeem the outstanding shares of Series E Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
During the six months ended April 30, 2024. the Company paid distributions of approximately $0.66 per share of Series E Term Preferred Stock. On February 1, 2024, the Board declared additional fiscal year 2024 monthly distributions of $0.109375 per share of Series E Term Preferred Stock through July 2024.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

For the six months ended April 30, 2024, the components of interest expense, cash paid for interest, effective interest rate and average outstanding balance for the Company’s preferred stock was as follows:

	Series B Term Preferred Stock	Series C Term Preferred Stock	Series D Term Preferred Stock	Series E Term Preferred Stock	Total
Stated interest expense	$14,900	$704,374	$90,000	$918,750	$1,728,024
Amortization of deferred issuance costs	1,786	82,405	8,262	122,533	214,986
Total interest and deferred issuance costs	$16,686	$786,779	$98,262	$1,041,283	$1,943,010
Cash paid for interest expense	$14,900	$704,374	$90,000	$918,750	$1,728,024
Effective interest rate	n/m(1)	6.84%	6.55%	5.95%	6.34%
Average outstanding balance	$280,220	$23,000,000	$3,000,000	$35,000,000	$61,280,220
Shares outstanding	—	920,000	120,000	1,400,000	2,440,000
Optional redemption date	n/m(1)	April 30, 2023	June 30, 2022	December 31, 2023
Mandatory redemption date	n/m(1)	April 30, 2026	June 10, 2026	December 31, 2026
(1) Not meaningful. On November 19, 2023, the Company redeemed all outstanding shares of its Series B Term Preferred Stock.
The following table shows the scheduled maturities of the principal balances of the Company’s outstanding borrowings as of April 30, 2024:

	Payments due by period
Description	Total	Less than 1 year	1 to 3 years	3 to 5 years	After 5 years
Series C Term Preferred Stock	$23,000,000	$—	$23,000,000	$—	$—
Series D Term Preferred Stock	3,000,000	—	3,000,000	—	—
Series E Term Preferred Stock	35,000,000	—	35,000,000	—	—
Total	$61,000,000	$—	$61,000,000	$—	$—
Preferred Stock Repurchase Program
On December 7, 2021, the Board authorized a program under which the Company may repurchase up to $10.0 million of its outstanding shares of the Company's Series C Term Preferred Stock and Series E Term Preferred Stock. On December 5, 2023, the Board extended the repurchase program for an additional two-year period. Under this program, the Company may, but is not obligated to, repurchase its outstanding Series C Term Preferred Stock and Series E Term Preferred Stock in the open market from time to time through December 7, 2025. The timing and the amount of Series C Term Preferred Stock and Series E Term Preferred Stock to be repurchased will depend on a number of factors, including then-existing market conditions, liquidity, prospects for future access to capital, contractual restrictions, alternative investment opportunities and other factors. In addition, any repurchases will also be conducted in accordance with the 1940 Act. There are no assurances that the Company will engage in any repurchases. During the six months ended April 30, 2024, no shares of preferred stock were repurchased.
Note 7. Federal Income Taxes
The Company has elected, and intends to qualify annually, to be taxed as a RIC under Subchapter M of the Code. To maintain its tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its ICTI. Additionally, to avoid a 4% U.S. federal excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of: (i) 98% of its ordinary income for such calendar year; (ii) 98.2% of its net capital gains for the period ending October 31 of that calendar year; and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. Maintenance of the Company's RIC status also requires adherence to certain source of income and asset diversification requirements provided under the Code. The Company has met the source of income and asset diversification requirements as of April 30, 2024, and intends to continue to meet these requirements.
During the six months ended April 30, 2024, the Company paid excise taxes of $35,000 related to estimated undistributed income during calendar year 2023. As of April 30, 2024, the Company has accrued a refund of $154,547 related to tax-year 2022 excise tax overpayments.
The Company’s ICTI differs from the net increase (decrease) in net assets resulting from operations primarily due to differences in income recognition for CLO equity investments, the treatment of distributions on preferred stock, the recognition of non-

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

deductible excise tax expense and recognition of unrealized appreciation/depreciation on investments. These differences can be permanent or temporary in nature. GAAP requires recognition of an estimated constant yield for CLO equity investments. U.S. federal income tax rules, however, require recognition of income reported to the Company by the underlying CLO fund in the tax period reported. Distributions on mandatorily redeemable preferred stock are reported as interest expense under GAAP but are treated as either dividends or return-of-capital distributions for federal income tax purposes.
As of April 30, 2024, the estimated tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments based on known and estimated GAAP-tax basis differences were as follows:

Tax-basis amortized cost of investments	$211,006,148
Tax-basis gross unrealized appreciation on investments	5,331,250
Tax-basis gross unrealized depreciation on investments	(51,725,088)
Tax-basis net unrealized depreciation on investments	(46,393,838)
Fair value of investments	$164,612,310
The Company distributed $11,296,744 for the six months ended April 30, 2024, consisting of common stock distributions and the cash portion of mandatorily redeemable preferred stock interest, which is considered a distribution for federal income tax purposes. The final tax character of distributions will not be determined until the end of the calendar year and the tax character of all distributions will be reported to stockholders on Form 1099-DIV, if required, after the end of each calendar year. Distributions declared prior to December 31st and paid on or prior to January 31st of the following year, are generally included in such tax reporting to the recipient in the year declared.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

Note 8. Financial Highlights
The following is a schedule of financial highlights for the periods indicated:

	Six Months Ended April 30, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Period from October 10 (commencement) through October 31, 2018
(per share data)
Net asset value per share at beginning of period	$7.55	$9.98	$14.00	$11.58	$14.98	$20.11	$20.00
Income (loss) from investment operations:
Net investment income(1)	0.57	1.46	1.58	1.22	1.58	1.66	0.08
Loss on redemption of preferred stock(1)	—	—	(0.05)	—	—	—	—
Net realized loss on investments(1)	(0.24)	—	—	—	—	—	—
Net unrealized gains (losses) on investments(1)	0.06	(1.62)	(3.18)	2.59	(2.71)	(4.69)	0.03
Total income (loss) from investment operations	0.39	(0.16)	(1.65)	3.81	(1.13)	(3.03)	0.11
Distributions:
Common stock distributions from net investment income(2)	(0.60)	(1.88)	(2.20)	(0.16)	(1.19)	—	—
Common stock distributions from tax return of capital(2)	—	(0.32)	—	(1.98)	(0.88)	(2.12)	—
Total distributions	(0.60)	(2.20)	(2.20)	(2.14)	(2.07)	(2.12)	—
Issuance of common stock(3)	—	(0.07)	(0.17)	0.75	(0.20)	0.02	—
Net asset value per share at end of period	$7.34	$7.55	$9.98	$14.00	$11.58	$14.98	$20.11
Per share market value at end of period	$7.02	$6.18	$9.55	$13.60	$9.83	$16.91	$18.78
Total return based on market value(4)	24.49%	(16.43)%	(13.64)%	60.70%	(29.07)%	1.84%	(6.10)%
Total return based on net asset value(5)	6.54%	(2.30)%	(12.33)%	40.43%	(5.68)%	(15.75)%	0.55%
Shares outstanding at end of period	16,023,177	15,917,015	9,442,550	7,719,307	3,580,663	3,061,858	2,505,000
Weighted average shares outstanding	15,948,850	11,416,615	8,238,545	5,329,914	3,237,905	2,601,037	2,505,000
Ratio/Supplemental Data
Average net asset value	$118,898,648	$107,199,494	$101,155,498	$74,788,302	$43,665,458	$48,120,908	$50,243,254
Net asset value at end of period	$117,608,308	$120,188,987	$94,210,001	$108,100,995	$41,475,608	$45,855,308	$50,386,507
Ratio of total operating expenses to average net assets(6)(7)(8)	12.48%	13.12%	13.02%	12.10%	13.65%	9.41%	4.42%
Ratio of net investment income to average net assets(7)(9)(10)	15.30%	15.52%	12.90%	8.70%	11.70%	9.00%	7.17%
Portfolio turnover rate(11)	18.60%	30.90%	33.80%	51.00%	8.60%	28.80%	5.10%
Asset coverage of preferred stock(12)	292.80%	287.80%	247.20%	314.84%	294.57%	315.12%	—%

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

(1)Calculated on the average share method.
(2)The final tax character of the Company’s earnings cannot be determined until the end of the calendar year and may vary from the estimates as set forth in the statements of changes in net assets and disclosed above and in Note 9. Each common stockholder, if required, will receive a Form 1099-DIV following the end of each calendar year, which will reflect the actual amounts of taxable ordinary income, capital gain and return of capital paid by the Company. The figures above have not been adjusted to reflect the final tax character of any particular period, as applicable.
(3)The issuance of common stock on a per share basis reflects the incremental net asset value change as a result of the issuance of shares of common stock under the Equity Distribution Agreement (as defined below), the issuance of shares of common stock in the Company’s August 2019 rights offering, the issuance of shares of common stock in the Company’s March 2021 public offering, the issuance of shares of common stock as common stock distributions, and the anti-dilutive (dilutive) impact from changes in weighted-average shares outstanding during the period.
(4)Total return based on market value is calculated assuming shares of common stock were purchased at the market price at the beginning of the period, distributions were reinvested at a price obtained in the Company’s dividend reinvestment plan, and shares were sold at the closing market price on the last day of the period. Total return is not annualized for a period of less than one year.
(5)Total return based on net asset value is calculated assuming shares of common stock were purchased at the net asset value at the beginning of the period, distributions were reinvested at a price obtained in the Company’s dividend reinvestment plan, and shares were sold at the ending net asset value on the last day of the period. Total return is not annualized for a period of less than one year.
(6)Ratio of total expenses before management fee waiver to average net assets was 9.87% and 6.17% for the year ended October 31, 2019 and period ended October 31, 2018, respectively.
(7)Annualized for periods less than one year.
(8)Ratio of total expenses (before the one-time adjustment to reflect shares issued by the Company during the fiscal year ended October 31, 2021) to average net assets was 12.83% and 12.36% for the year ended October 31, 2022 and 2021, respectively.
(9)Ratio of net investment income before management fee waiver to average net assets was 8.54% and 5.42% for the year ended October 31, 2019 and period ended October 31, 2018, respectively.
(10)Ratio of net investment income (before the one-time adjustment to reflect shares issued by the Company during the fiscal year ended October 31, 2021) to average net assets was 13.09% and 8.95% for the year ended October 31, 2022 and 2021, respectively.
(11)Portfolio turnover rate is calculated using the lesser of period-to-date sales, repayments and distributions from portfolio investments or period-to-date purchases over the average of portfolio investments at fair value.
(12)Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including preferred stock, provided that the Company maintains an asset coverage of at least 200%. Asset coverage is calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

Note 9. Capital Transactions
At-the-Market Program
On January 24, 2020, the Company entered into an equity distribution agreement by and among the Company, OFS Advisor, and OFS Capital Services, LLC, a Delaware limited liability company, on the one hand, and Ladenburg Thalmann & Co. Inc., as Placement Agent, on the other hand, as amended (the “Equity Distribution Agreement”), relating to the sale of shares in an offering of its common stock (the “At-the-Market Offering”). The original equity distribution agreement provided that the Company may offer and sell shares of its common stock in the At-the-Market Offering having an aggregate offering price of up to $25.0 million.
On August 15, 2023, the Equity Distribution Agreement was amended to, among other things, increase the amount of common stock that the Company may offer to sell pursuant to such agreement up to an aggregate offering price of $130.0 million (which amount includes all of the shares previously sold pursuant to the Equity Distribution Agreement to date).
For the six months ended April 30, 2024, the Company sold no shares of its common stock in the At-the-Market Offering.
As of April 30, 2024, the Company may issue additional shares in the At-the-Market Offering of approximately $57.7 million.
Common Stock Distributions
The following table summarizes distributions paid on common shares for the six months ended April 30, 2024:

Record Date	Payment Date	Distribution Per Share	Total Distribution	Cash Distribution	Value of DRIP Shares Issued	DRIP Shares Issued	DRIP Share Issuance Price
December 22, 2023	December 29, 2023	$0.20	$3,183,404	$3,050,618	$132,786	21,637	$6.137
January 24, 2024	January 31, 2024	0.10	1,593,865	1,530,060	63,805	9,727	6.560
February 19, 2024	February 29, 2024	0.10	1,594,838	1,441,530	153,308	23,054	6.650
March 19, 2024	March 29, 2024	0.10	1,597,143	1,438,847	158,296	23,272	6.802
April 19, 2024	April 30, 2024	0.10	1,599,470	1,409,594	189,876	28,472	6.669
		$0.60	$9,568,720	$8,870,649	$698,071	106,162	$6.576
During the six months ended April 30, 2024, the Company distributed $9,568,720, or $0.60 per common share. The estimated tax character of distributions paid for the six months ended April 30, 2024, represents $0.60 from ordinary income. These amounts and sources of distributions reported are not being provided for U.S. tax reporting purposes as the fiscal period does not correspond to the required tax reporting period. The tax attributes of distributions are determined annually as of the end of each calendar year based, in part, on the taxable income for the fiscal year, estimated taxable income subsequent to the fiscal year end, and distributions paid. The estimated tax character of each distribution paid is reported to stockholders, if required, on Form 1099-DIV following the close of the calendar year. The final tax character of the Company’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year. The information provided is based on available estimates, and may differ from amounts reported on Form 1099-DIV and as finally determined on the Company’s tax return, when filed.
Dividend Reinvestment Program
The Company adopted a dividend reinvestment plan, as amended, that provides for reinvestment of its common stock distributions on behalf of the common stockholders (the “Amended DRIP”), unless a common stockholder elects to receive cash.
For stockholders participating in the Amended DRIP, the number of shares to be issued to a stockholder in connection with any distribution will be determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety five percent (95%) of the market price per share of common stock at the close of regular trading on The Nasdaq Capital Market on the valuation date (i.e., the payment date) fixed by the Board for such distribution.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

Note 10. Principal Risks
The following list is not intended to be a comprehensive list of all principal risks associated with the Company. See “Summary of Risk Factors” for additional risks associated with the Company.
Fair Valuation of Our Portfolio Investments. Typically, there will not be a public market for the type of investments in which the Company invests. As a result, the Company will value these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Company’s determination of the fair value of its investments has a material impact on its net earnings through the recording of unrealized appreciation or depreciation of investments and may cause its NAV on a given date to materially understate or overstate the value that the Company may ultimately realize on one or more of its investments.
Key Personnel Risk. The Company is dependent upon the key personnel of OFS Advisor for its future success.
Conflicts of Interest Risk. The Company’s executive officers and directors, and OFS Advisor and its officers and employees, including the senior investment team, have several conflicts of interest as a result of the other activities in which they engage.
Incentive Fee Risk. The Company’s incentive fee structure may incentivize OFS Advisor to pursue investments on its behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement and to use leverage in a manner that adversely impacts the Company’s performance.
Tax Risks. If the Company fails to qualify for tax treatment as a RIC under the Code for any reason or becomes subject to U.S. federal income tax, the resulting U.S. federal income tax, imposed at corporate rates, could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions.
Distributions and Dividend Risk. The Company may reduce, defer or eliminate its distributions and choose to incur U.S. federal excise tax in order to preserve cash and maintain flexibility.
Stock Dividend Risk. The Company has declared, and may in the future declare, taxable dividends that are payable to its stockholders in cash or in shares of its common stock at the election of stockholders subject to a limitation on the total amount of cash that may be distributed. In addition, if a significant number of the Company’s stockholders determine to sell shares of its stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of the Company’s stock.
Market Risks. The economic disruption and downturn in the capital markets and the credit markets resulting from elevated interest and inflation rates, the ongoing war between Russia and Ukraine, the escalated armed conflict in the Middle East, instability in the U.S. and international banking systems, and the risk of recession or a shutdown of U.S. government services, may impair the Company’s ability to raise capital, the availability of suitable investment opportunities for the Company and may negatively affect its business.
Events Outside of the Company’s Control. Events outside of the Company’s control, including public health crises, have negatively affected and could continue to negatively affect its CLO investments and its results of operations.
Non-Diversification Risk. The Company is a non-diversified investment company under the 1940 Act and may hold a narrower range of investments than a diversified fund under the 1940 Act.
Leverage Risk. The use of leverage, whether directly or indirectly through investments such as CLO equity or subordinated debt securities that inherently involve leverage, may magnify the Company’s risk of loss. CLOs are typically highly leveraged (typically 9 – 13 times), and therefore the CLO equity and subordinated debt securities in which the Company invests or intends to invest are subject to a higher risk of loss since the use of leverage magnifies losses.
Risks of Investing in CLOs and Other Structured Finance Securities. CLO and structured finance securities present risks similar to other credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are typically governed by a complex series of legal documents and contracts, which increases the possibility of disputes over the interpretation and enforceability of such documents. For example, some documents governing the loans underlying our CLO investments may allow for “priming transactions,” in connection with which majority lenders or debtors can amend loan documents to the detriment of other lenders, amend loan documents in order to move collateral, or amend documents in order to facilitate capital outflow to other parties/subsidiaries in a capital structure, any of which may adversely affect the rights and security priority of the CLOs in which the Company is invested. In addition, a collateral manager or trustee of a CLO may not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also leveraged vehicles and are subject to leverage risk.
Risks of Investing in the Subordinated or Equity Tranche of CLOs. The Company may invest in the subordinated notes that comprise a CLO’s equity tranche, which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, CLO equity and subordinated notes generally do not benefit

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

from any creditors’ rights or ability to exercise remedies under the indenture governing the notes. The subordinated notes are not guaranteed by another party. Subordinated notes are subject to greater risk than the secured notes issued by the CLO. CLOs are typically highly levered, typically utilizing 9 – 13 times leverage, and therefore the CLO equity and subordinated debt securities in which the Company invests or intends to invest are subject to a higher risk of loss. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet the Company’s expectations.
First Loss Risk of CLO Equity and Subordinated Securities. CLO equity and subordinated debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. If a CLO breaches a covenant, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position. CLO equity and subordinated debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Company will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.
CLO Rating Downgrade Risk. Ratings agencies have undergone, and may in the future undergo, reviews of CLO tranches and their broadly syndicated loans due to disruptions on the economic market. Such reviews have, in some cases, resulted in downgrades of broadly syndicated loans. Downgrades by rating agencies of broadly syndicated loans could adversely impact the financial performance of the CLO vehicles in which the Company has invested and their ability to pay equity distributions to the Company in the future.
High Yield Investment Risks. The CLO equity and subordinated debt securities that the Company will acquire are typically unrated or rated below investment grade and are therefore considered “high yield” or “junk” securities and are considered speculative with respect to timely payment of distributions or interest and reinvestment or repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically high yield investments that are below investment grade. Investing in CLO equity and subordinated debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance. High-yield investments, including collateral held by CLOs in which the Company invests, generally have limited liquidity. As a result, prices of high-yield investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decide to sell. In addition, the Company (or the CLOs in which it invests) may have difficulty disposing of certain high-yield investments because there may be a thin trading market for such securities.
Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. Sufficient investment opportunities for the Company’s capital may not be available.
Interest Rate Risk. The price of certain of the Company’s investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors, and may in turn adversely affect the Company’s cash flows and results of operations.
Credit Risk. If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, NAV and/or market price may be adversely impacted.
Prepayment Risk. The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which it invests are subject to prepayment risk. If the Company, or a CLO collateral manager of a CLO in which the Company invests, is unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.
Liquidity Risks. To the extent the Company invests in illiquid instruments, it may not be able to sell such investments at prices that reflect its assessment of their fair value or the amount paid for such investments by it. Specifically, the subordinated or equity tranche CLO securities the Company intends to acquire are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for subordinated notes. At times, there may be no market for

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

subordinated notes, and the Company may not be able to sell or otherwise transfer subordinated notes at their fair value, or at all, in the event that it determines to sell them.
Counterparty Risks. The Company may be exposed to counterparty risk, which could make it difficult for it or the CLOs in which it invests to collect on obligations, thereby resulting in potentially significant losses.
Loan Accumulation Facilities Risk. Investments in loan accumulation facilities, which acquire loans on an interim basis that are expected to form part of a CLO, may expose the Company to market, credit and leverage risks. In particular, in the event a planned CLO is not consummated, or the loans held in a loan accumulation facility are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses and other risks.
Currency Risk. Although the Company intends to primarily make investments denominated in U.S. dollars, it may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.
Risks Related to an Investment in Our Securities. The following are risks related to investments in the Company’s securities:
•Shares of closed-end management investment companies, including the Company, have in the past frequently traded at discounts to their net asset values and have traded at or near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. The Company cannot assure that the market price of shares of its common stock will not decline below its net asset value per share.
•The Company’s common stock price may be volatile and may decrease substantially.
•Any amounts that the Company uses to service its preferred dividends, or that it uses to redeem its preferred stock, will not be available for distributions to its common stockholders.
•The Company’s common stock is subject to a risk of subordination relative to holders of its debt instruments and holders of its preferred stock.
•Holders of the Company’s preferred stock have the right to elect two members of the Company’s Board and class voting rights on certain matters.
Note 11. Subsequent Events
On May 1, 2024, the Board declared the following cash distributions on common shares for each of the three months in the quarter ending July 31, 2024:

Month	Record Date	Payment Date	Cash Distribution Per Common Share
May 2024	May 21, 2024	May 31, 2024	$0.105
June 2024	June 18, 2024	June 28, 2024	$0.105
July 2024	July 19, 2024	July 31, 2024	$0.105

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

SUPPLEMENTAL INFORMATION
Senior Securities Tables
Information about the Company’s senior securities is shown in the following table as of and for the dates noted.

Class and Year	Total Amount Outstanding(1)	Asset Coverage Per $1,000(2)	Asset Coverage Per Unit(3)	Involuntary Liquidation Preference Per Unit(4)	Average Market Value Per Unit(5)
6.875% Series A Term Preferred Stock(6)
October 31, 2022	$—	$—	—	$—	N/A
October 31, 2021	21,316,500	3,148	78.71	25.00	$25.15
October 31, 2020	21,316,500	2,946	73.64	25.00	23.72
October 31, 2019	21,316,500	3,151	78.78	25.00	25.46

6.60% Series B Term Preferred Stock(7)
April 30, 2024 (unaudited)	—	—	—	—	N/A
October 31, 2023	3,000,000	2,878	71.95	25.00	N/A
October 31, 2022	3,000,000	2,472	61.80	25.00	N/A
October 31, 2021	3,000,000	3,148	78.71	25.00	N/A

6.125% Series C Term Preferred Stock
April 30, 2024 (unaudited)	23,000,000	2,928	73.20	25.00	23.77
October 31, 2023	23,000,000	2,878	71.95	25.00	23.29
October 31, 2022	23,000,000	2,472	61.80	25.00	24.79
October 31, 2021	23,000,000	3,148	78.71	25.00	25.22

6.00% Series D Term Preferred Stock
April 30, 2024 (unaudited)	3,000,000	2,928	73.20	25.00	N/A
October 31, 2023	3,000,000	2,878	71.95	25.00	N/A
October 31, 2022	3,000,000	2,472	61.80	25.00	N/A
October 31, 2021	3,000,000	3,148	78.71	25.00	N/A

5.25% Series E Term Preferred Stock
April 30, 2024 (unaudited)	35,000,000	2,928	73.20	25.00	22.63
October 31, 2023	35,000,000	2,878	71.95	25.00	22.38
October 31, 2022	35,000,000	2,472	61.80	25.00	23.99
(1) Total amount of each class of senior securities outstanding at the end of the period presented.
(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the total assets, less all liabilities and indebtedness not represented by senior securities, divided by the aggregate amount of outstanding senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per $1,000.”
(3) The Asset Coverage Per Unit is expressed in terms of a ratio per share of the aggregate amount of outstanding senior securities. When expressing in terms of dollar amounts per share, the asset coverage ratio is multiplied by the involuntary liquidation preference per unit of $25.
(4) The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(5) Average market value per unit for the Series C Term Preferred Stock and Series E Term Preferred Stock represent the average of the daily closing prices as reported on The Nasdaq Capital Market during the period presented. Not applicable to the Series A Term Preferred Stock, Series B Term Preferred Stock and Series D Term Preferred Stock because these senior securities are not registered for public trading or are fully redeemed.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2024

(6) On December 10, 2021, all outstanding shares of the Series A Term Preferred Stock were redeemed at 100% of their principal amount ($25 per share), plus the accrued and unpaid dividends through December 9, 2021. The total amount of the redemption, plus accrued dividends, was $21,353,138.
(7)    On November 19, 2023, all outstanding shares of the Series B Term Preferred Stock were redeemed at 100% of their principal amount ($25 per share), plus accrued and unpaid dividends through November 18, 2023. The total amount of the redemption, plus accrued dividends, was $3,009,900.

SUMMARY RISK FACTORS
The risk factors described below are a summary of the principal risk factors associated with an investment in the Company. These are not the only risks we face. You should carefully consider these risk factors, together with the risk factors set forth in our prospectus, as supplemented from time to time, and the other reports and documents filed by us with the SEC. Specifically, see “Risk Factors” in our prospectus filed with the SEC on May 17, 2024.
Risks Related to Our Business and Structure
•Our investment portfolio is recorded at fair value and OFS Advisor, which the Board designated as our “valuation designee,” determines the fair value of our investments in good faith pursuant to Rule 2a-5 under the 1940 Act. As a result, there will be uncertainty as to the value of our portfolio investments and the participation of OFS Advisor’s professionals in our valuation process could result in a conflict of interest.
•Our financial condition and results of operations depend on OFS Advisor’s ability to effectively manage and deploy capital.
•We are dependent upon OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFSAM and its affiliates.
•OFS Advisor and OFS Services each has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
•Our success will depend on the ability of OFS Advisor to attract and retain qualified personnel in a competitive environment.
•Our incentive fee structure may incentivize OFS Advisor to make certain investments, including speculative investments, use leverage when it may be unwise to do so, refrain from de-levering when it would otherwise be appropriate to do so, or include optimistic assumptions in the determination of net investment income.
•We may be obligated to pay OFS Advisor incentive compensation even if we incur a loss.
•We may pay an incentive fee on income we do not receive in cash.
•OFS Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.
•The Investment Advisory Agreement and the Administration Agreement were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
•Our Board may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.
•We will be subject to U.S. federal income tax at corporate rates if we are unable to maintain our tax treatment as a RIC.
•There is a risk that holders of our equity securities may not receive distributions or that our distributions may not grow or may be reduced over time.
•We may choose to pay distributions in our own common stock, in which case, our stockholders may be required to pay U.S. federal income tax in excess of the cash distributions they receive.
•We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
•Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance our growth and such capital may not be available on favorable terms or at all.
•Events outside of our control, including public health crises, elevated interest and inflation rates and significant market volatility, have negatively affected, and could continue to negatively affect, our CLO investments and our results of operations.
•Global economic, political and market conditions may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability.
•Adverse developments in the credit markets may impair our ability to secure debt financing.
•Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.
•We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.
•We may enter into reverse repurchase agreements, which are another form of leverage.
•Provisions of the Delaware General Corporation Law and our Amended and Restated Certificate of Incorporation and Bylaws could deter takeover attempts and have an adverse effect on the price of our securities.
•Increased geopolitical unrest, terrorist attacks, acts of war, global health emergencies or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.
•The impact of legal, tax and regulatory changes in the United States is uncertain and may directly affect financial institutions and the global economy.

•Our cash and cash equivalents could be adversely affected if the financial institutions in which we hold our cash and cash equivalents fail.
•Global climate change may impact the businesses in which we invest and harm our business, operating results and financial condition.
Risks Related to Our Investments
•Investing in senior secured loans indirectly through CLO securities involves particular risks.
•Our investments in CLO securities and other structured finance securities involve certain risks.
•Our investments in subordinated or equity CLO securities are more likely to suffer a loss of all or a portion of their value in the event of a default.
•Our portfolio of investments may lack diversification among CLO securities or underlying obligors, which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.
•Our portfolio is focused on CLO securities, and the CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.
•Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.
•Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.
•CLO investments involve complex documentation and accounting considerations, and as a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.
•The application of the risk retention rules to CLOs under Section 941 of the Dodd-Frank Act and other similar European Union and United Kingdom laws may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.
•Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.
•If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.
•Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.
•We and our investments are subject to interest rate risk.
•The lack of liquidity in our investments may adversely affect our business.
•We are subject to risks associated with defaults on an underlying asset held by a CLO.
•We are subject to risks associated with Loan Accumulation Facilities.
•We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.
•We may be exposed to risks if we invest in the securities of new issuers.
•We and our investments may be subject to currency risk.
•We and our investments are subject to risks associated with non-U.S. investing.
•Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.
•A portion of our income and fees may not be qualifying income for purposes of the income source requirement.
•Downgrades by rating agencies of broadly syndicated loans could adversely impact the financial performance of the CLO vehicles in which we have invested and their ability to pay equity distributions to the Company in the future.
Risks Related to an Investment in Our Securities
•Our shares of common stock have traded at a discount from NAV and our Series C Term Preferred Stock and Series E Term Preferred Stock may not trade at favorable prices.
•The market price of our common stock may fluctuate and decrease significantly.
•We cannot assure you that we will be able to successfully deploy the proceeds of any offering conducted pursuant to a prospectus within the timeframe we have contemplated.
•If we issue additional preferred stock, the NAV and market value of our common stock will likely become more volatile.
•Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, will not be available for distributions to our common stockholders.
•Our common stock is subject to a risk of subordination relative to holders of our debt instruments and holders of our preferred stock.
•Holders of any preferred stock we might issue would have the right to elect members of our Board and class voting rights on certain matters.
•You may not receive distributions or our distributions may decline or may not grow over time.

DIVIDEND REINVESTMENT PLAN
On June 1, 2023, the Board adopted an amended and restated dividend reinvestment plan that provides for reinvestment of our distributions and other distributions on behalf of our common stockholders (the “Amended DRIP”), unless a common stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our common stockholders who have not “opted out” of our Amended DRIP will have their cash distribution automatically reinvested in additional shares of common stock, rather than receiving the cash distribution.
No action is required on the part of a registered holder of common stock to have their cash distribution reinvested in shares of our common stock. A registered holder of common stock may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to holders of common stock. The plan administrator will set up an account for shares acquired through the Amended DRIP for each holder of common stock who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a holder of common stock participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares and a check for any fractional share.
Those common stockholders whose common shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We primarily use newly issued shares of our common stock to implement the Amended DRIP, whether shares of our common stock are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a holder of common stock is determined by dividing the total dollar amount of the distribution payable to such holder of common stock by ninety-five percent (95%) of the market price per share of common stock at the close of regular trading on The Nasdaq Capital Market on the valuation date fixed by the Board for such distribution (i.e., the payment date). Market price per share of common stock on that date will be the closing price for such shares on The Nasdaq Capital Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our holders of common stock have been tabulated.
There will be no brokerage charges or other charges to common stockholders who participate in the Amended DRIP. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the common shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per common share brokerage commission from the proceeds.
Holders of common stock who receive distributions in the form of stock are subject to the same U.S. federal tax consequences as are holders of common stock who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such holders of common stock will not receive cash with which to pay any applicable taxes on reinvested distributions. A holder of common stock’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the holder of common stock. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. holder of common stock’s account.
Participants may terminate their accounts under the Amended DRIP by notifying the plan administrator via its website at equiniti.com/us/ast-access, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The Amended DRIP may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the Amended DRIP should be directed to the plan administrator by mail to Equiniti Trust Company, LLC, Attn: Data Entry, 55 Challenger Road, Floor 2, Ridgefield Park, NJ 07660, or by Equiniti’s EQ Shareholder Services Call Center at (800) 937-5449.
If a common stockholder withdraws or the plan is terminated, such common stockholder will receive the number of whole shares in their account under the plan and a cash payment for any fraction of a share in their account.
If a common stockholder holds shares with a brokerage firm that does not participate in the plan, such common stockholder will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
On June 6, 2024, our Board, including a majority of Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”), unanimously voted to approve the continuation of the Investment Advisory Agreement at a virtual meeting. In reliance upon certain exemptive relief granted by the SEC in connection with the global COVID-19 pandemic, our Board undertook to ratify the Investment Advisory Agreement at its next in-person meeting. In reaching a decision to approve the continuation of the Investment Advisory Agreement, the Board reviewed a significant amount of information, including reports prepared by third parties and the management of the Company, as well as information prepared by OFS Advisor in response to an information request sent by the Company on behalf of the Board. The Board engaged in a detailed discussion of the materials with OFS Advisor’s management and relevant third parties. The Board then considered and concluded, among other things:
•The nature, quality and extent of the advisory and other services to be provided to us by OFS Advisor, including the responses in a questionnaire regarding OFS Advisor’s investment process and OFS Advisor’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Company’s portfolio, and the qualifications and abilities of the professional personnel of OFS Advisor and the compensation structure for such personnel, and concluded that such services are satisfactory;
•The investment performance of OFS Advisor, and concluded that the investment performance of OFS Advisor was satisfactory;
•Comparative data with respect to advisory fees or similar expenses paid by other management investment companies with similar investment objectives, and concluded that the total advisory fees paid by the Company to OFS Advisor were reasonable;
•Our projected operating expenses and expense ratio compared to management investment companies with similar investment objectives, and concluded that our projected operating expenses were reasonable;
•Any existing and potential sources of indirect income to OFS Advisor from their relationship with the Company and the profitability of that relationship, and concluded that OFS Advisor’s profitability was not excessive with respect to us;
•The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;
•The organizational capability and financial condition of OFS Advisor and its affiliates, and concluded that the organizational capability and financial condition of OFS Advisor were satisfactory; and
•The possibility of obtaining similar services from other third-party service providers or through an internally managed structure, and concluded that our current externally managed structure with OFS Advisor as our investment advisor was satisfactory.
Based on the information reviewed and the discussions detailed above, the Board, including all of the Independent Directors, concluded that the fees payable to OFS Advisor pursuant to the Investment Advisory Agreement were reasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.

Additional Information
Management
Our Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our Board has appointed OFS Advisor as our investment adviser. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (847) 734-2085, or on the Securities and Exchange Commission website at http://www.sec.gov.
The investment committees of OFS Advisor (the “Advisor Investment Committees”), which include the Structured Credit Investment Committee of OFS Advisor (the “Structured Credit Investment Committee”), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients that invest in CLO securities.
The purpose of the Structured Credit Investment Committee is to evaluate and approve our prospective investments, subject at all times to the oversight of our Board. The Structured Credit Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey A. Cerny, Bilal Rashid, Glen Ostrander and Kenneth A. Brown, is responsible for the evaluation and approval of all the investments made by us. The members of the senior investment team of OFS Advisor (the “Senior Investment Team”) are our portfolio managers who are primarily responsible for the day-to-day management of the portfolio. The Senior Investment Team is supported by a team of analysts and investment professionals.
Information regarding the Structured Credit Investment Committee is as follows:

Name(1)	Age	Position
Richard Ressler	65	Chairman of the Structured Credit Investment Committee
Bilal Rashid(2)	53	President and Senior Managing Director of OFS Advisor
Jeffrey A. Cerny(2)	61	Senior Managing Director of OFS Advisor
Glen Ostrander(2)	49	Managing Director of OFS Advisor
Kenneth A. Brown(2)	50	Managing Director of OFS Advisor
(1) The address for each member of the Structured Credit Investment Committee is c/o OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
(2) Member of the Senior Investment Team.

The Board of Directors
We have three classes of directors, currently consisting of one Class I director, two Class II directors and two Class III directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually.
The Board currently consists of five members, Messrs. Rashid and Cerny, Catherine M. Fitta, Kathleen M. Griggs and Romita Shetty. The term of one class expires each year. The terms of Ms. Griggs and Mr. Cerny expire at the 2024 annual meeting, the term of Mr. Rashid expires at the 2025 annual meeting and the terms of Ms. Shetty and Ms. Fitta expire at the 2026 annual meeting. Mses. Shetty and Griggs also serve as preferred stock directors. Subsequently, each class of directors will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the directors for up to a two-year period.
The directors and our officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Directors” consist of those directors who are not “interested persons,” as that term is defined under the 1940 Act, of the Company. Conversely, “Interested Director(s)” consist of those directors who are “interested persons” of the Company. Certain of our officers and directors also are officers or managers of OFS Advisor.

Information regarding our Board is as follows:

Name, Address(1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Independent Directors
Kathleen M. Griggs (3) Age: 69	Director	2018 - Current	Ms. Griggs has been a managing director of Griggs Consulting, LLC, a consulting and advisory firm, since 2014. Prior to that, Ms. Griggs served as the Chief Financial Officer of j2 Global, Inc. from 2007 to 2014. Ms. Griggs also previously served as a Director, Audit Committee Chair and Governance Committee member for Chad Therapeutics, Inc. from 2001 to 2009. Ms. Griggs received a Bachelor of Science degree in Business Administration from the University of Redlands and a Master of Business Administration from the University of Southern California in Los Angeles. Ms. Griggs's term as a Class III director expires in 2024.

			Ms. Griggs, the chair of our audit committee, brings to our Board years of accounting expertise. Her knowledge of accounting principles, financial reporting rules and regulations, the evaluation of financial results and the oversight of the financial reporting process makes her an asset to our Board.	1	None

Name, Address(1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Independent Directors
Catherine M. Fitta Age: 53	Director	2021 - Current
Ms. Fitta currently serves as Principal of Burren Green, the management and technology consulting practice she established in 2015. From 2008 to 2012, Ms. Fitta served as EMEA Head, Business Planning & Technology for Barclays Global Banking Division, and from 2012 to 2015, was Global Head, Business Planning & Technology. Ms. Fitta also worked at Lehman Brothers from 2007 to 2008 as Deputy Global Head, Business Planning & Technology where she managed business and technical staff across various geographies and architected the division’s first IT Governance Council. During her tenure as Chief Integration Officer, Criminal Justice for the New York City’s Mayor’s Office from 2003 to 2007, she led strategic planning and execution for technology integration across 17 criminal justice agencies in New York City and New York State. From 2002 to 2003, Ms. Fitta also worked as a functional manager on engagements within the Public Sector & Health Care Practices at Deloitte Consulting. Since 2002, through various consulting, operating and governance-related roles across sectors and geographies, Ms. Fitta has spear-headed an array of programs that fueled strategic business transformations and addressed myriad compliance, audit, risk and regulatory matters. Ms. Fitta earned her Master of Business Administration from Columbia Business School and her Bachelor of Arts in the Classics cum laude from Harvard University. Ms. Fitta is NACD (National Association of Corporate Directors) Directorship Certified™. Ms. Fitta’s term as a Class II director expires in 2026.

Ms. Fitta’s vast management experience and expertise across various sectors and industries, including financial services, qualifies her for service on our Board. Ms. Fitta is a strategist and results-oriented problem-solver whose understanding of operations, technology and risk management enhances the diverse skillset and composition of our Board.
				1	None

Name, Address(1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Independent Directors
Romita Shetty (3) Age: 58	Director	2018 - Current	Ms. Shetty is a partner of DA Management, an investment firm, that invests across public and private markets (including venture capital) in both equity and debt and owns DA Capital, an investment advisor. She currently serves on the board of directors of OFS Capital. She also leads The Shopping Lab, an innovative consumer tech company. Ms. Shetty has over 30 years of experience in fixed income and credit. At DA Capital, she has focused on special situations, structured credit and private investments. She has also served in a management capacity as President of DA Capital Asia Pte Ltd. In 2007-2008, she ran the Global Special Opportunities group at Lehman Brothers, which invested proprietary capital. Prior to that, she co-ran the North American structured equity and credit markets and the Global Alternative Investment product businesses at RBS from 2004 to 2006. Previously, Ms. Shetty worked at JP Morgan from 1997 to 2004 where she ran their Global Structured Credit Derivatives as well as Financial Institutions Solutions and CDO businesses. She started her career at Standard & Poor’s in 1990 where she worked on a wide variety of credit ratings, including municipal bonds, financial institutions and asset-backed securities and managed a part of their ABS ratings business. Ms. Shetty holds a Bachelor of Arts (Honors) in History from St. Stephens College, India and a Master of International Affairs from Columbia University. Ms. Shetty's term as a Class II director expires in 2026.

			Ms. Shetty, the chair of our compensation committee, has deep experience in fixed income and credit management and expertise in the Company’s intended investments qualifies her for service on our Board. Ms. Shetty’s background has enabled her to cultivate an enhanced understanding of operations and strategy with an added layer of risk management experience that is an important aspect of the composition of our Board.	2	OFS Capital Corporation, a business development company (“BDC”) managed by OFS Advisor

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Interested Directors
Bilal Rashid Age: 53	Director, Chairman, President and Chief Executive Officer	Director (Since 2017); Chairman (Since 2018); and President and Chief Executive Officer (Since 2017)
Mr. Rashid has served as our Chairman of the Board since 2018 and President and Chief Executive Officer since 2017. He is also Chairman of the Board, President and Chief Executive Officer of Hancock Park Corporate Income, Inc. (“Hancock Park”) and Chairman of the Board and Chief Executive Officer of OFS Capital Corporation, a member of the board of trustees of CIM Real Assets & Credit Fund (“CIM RACR”), an affiliate of the Company and which is sub-advised by OFS Advisor, President and a Senior Managing Director of Orchard First Source Capital, Inc. (“OFSC”) and OFS Advisor, Chief Executive Officer of Orchard First Source Asset Management Holdings, LLC (“OFSAM Holdings”) and a member of OFSAM Holdings’s executive committee. He also serves on various investment committees of OFS Advisor and its affiliates. Mr. Rashid has more than 25 years of experience in investing as it relates to corporate credit and structured credit, investment banking and debt capital markets. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a Bachelor of Science in Electrical Engineering from Carnegie Mellon University and a Master of Business Administration from Columbia University. Mr. Rashid’s term as a Class I Director expires in 2025.
Through his years of work in investment banking, capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that we face and which are critical to implementing our strategic goals and evaluating our operational performance.

				4	OFS Capital Corporation, a BDC managed by OFS Advisor, Hancock Park, another BDC managed by OFS Advisor and CIM RACR, a registered investment company sub-advised by OFS Advisor

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Interested Directors
Jeffrey A. Cerny Age: 61	Director, Chief Financial Officer and Treasurer	Director (Since 2017); Chief Financial Officer and Treasurer (Since 2017)
Mr. Cerny has served as our Chief Financial Officer and Treasurer since 2017. Mr. Cerny also serves as the Chief Financial Officer and Treasurer of Hancock Park, as a director, Chief Financial Officer and Treasurer of OFS Capital Corporation, a Senior Managing Director and Chief Financial Officer of OFSC and OFS Advisor, as a Vice President and Chief Financial Officer of OFSAM Holdings and as a member of OFSAM Holdings’s executive committee. He also serves on various investment committees of OFS Advisor and its affiliates.
Mr. Cerny oversees the finance and accounting functions of the aforementioned entities as well as underwriting, credit monitoring and CLO portfolio compliance for OFS Advisor’s syndicated senior loan business. Prior to joining OFSC in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a Bachelor of Science in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a Juris Doctor from DePaul University’s School of Law. Mr. Cerny is NACD (National Association of Corporate Directors) Directorship Certified™ and has received a CERT Certificate in Cyber Oversight through the NACD’s Cyber Oversight Program. Mr. Cerny’s term as a Class III Director expires in 2024.

Mr. Cerny brings to our Board extensive accounting and financial experience and expertise. He is also an experienced investor, including lending, structuring and workouts which makes him an asset to our Board. The breadth of his background and experience enables Mr. Cerny to provide unique insight into our strategic process and into the management of our investment portfolio.
				2	OFS Capital Corporation, a BDC managed by OFS Advisor
(1) The address of each director is 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
(2) The “Fund Complex” includes the Company, OFS Capital Corporation and Hancock Park, each of which are advised by OFS Advisor, and CIM Real Assets & Credit Fund, which is sub-advised by OFS Advisor.
(3) Designated as a preferred stock director.

Compensation of Directors
The following table sets forth the compensation paid to our directors for the six months ended April 30, 2024:

Name of Director	Fees Earned(2)	All Other Compensation	Total Compensation from OFS Credit	Total Compensation from Fund Complex
Independent Directors
Catherine M. Fitta	$30,000	$—	$30,000	$30,000
Kathleen M. Griggs	30,000	—	30,000	30,000
Romita Shetty(3)	30,000	—	30,000	80,000
Interested Directors
Bilal Rashid(1)	—	—	—	—
Jeffrey A. Cerny(1)	—	—	—	—
(1) No compensation is paid to directors who are “interested persons.”
(2) Each independent director receives an annual fee of $50,000. In addition, the chairman of each committee receives an annual fee of $10,000 for additional services in this capacity. The annual fee that each independent director receives will increase to $75,000 when the Company's net asset value reaches $125.0 million. We also reimburse our independent directors for reasonable out-of-pocket expenses incurred in attending our Board and committee meetings, which is not considered fees earned or compensation. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.
(3)    Independent director of OFS Capital Corporation, a BDC managed by OFS Advisor.

Director Ownership of Company Shares
The table below sets forth the dollar range of the value of shares of our common stock that are owned beneficially by each director as of April 30, 2024. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Independent Directors
Catherine M. Fitta	None
Kathleen M. Griggs	$1 – $10,000
Romita Shetty	None
Interested Directors
Bilal Rashid	Over $100,000(2)
Jeffrey A. Cerny	Over $100,000(2)
(1) Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.
(2) Messrs. Rashid and Cerny beneficially own securities of the Company through their indirect ownership of an affiliate of OFS Advisor. Messrs. Rashid and Cerny each own shares of the Company’s common stock directly and each may be deemed to beneficially own the shares of the Company’s common stock that OFSAM Holdings owns.

Officers Who Are Not Directors
Information regarding the Company’s officers who are not directors is as follows:

Name	Age	Position
Kyle Spina	37	Chief Accounting Officer
Mukya S. Porter	49	Chief Compliance Officer
Tod K. Reichert	62	Corporate Secretary
We do not pay any direct compensation to our officers who are not directors. We have entered into the Administration Agreement pursuant to which OFS Services, our administrator, performs, or arranges for the performance of, our required administrative services, among other things. Payment under the Administration Agreement is equal to an amount based upon our allocable portion (subject to the review and approval of the Board) of OFS Services’s overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and our allocable portion of the cost of our officers who are not directors, and their respective staffs.
The following is information concerning the business experience of our officers.
Kyle Spina currently serves as the Chief Accounting Officer of OFS Credit, Hancock Park and OFS Capital Corporation and Vice President and Controller of Fund Accounting and Reporting of OFS Advisor and OFSC. Mr. Spina has over 15 years of experience in public and private accounting. Prior to joining OFSC in April 2021, Mr. Spina held multiple controllership roles, serving as Assistant Controller of Credit Funds for Thoma Bravo, LP from 2020 to 2021 and Controller and Accounting Manager for Fidus Investment Corporation (NASDAQ: FDUS) and affiliates from 2016 to 2020. Mr. Spina began his career in public accounting from 2009 to 2016, including serving as an Audit Manager at BDO from 2014 to 2016, focusing on audits of public companies. Mr. Spina graduated from Purdue University with a Bachelor of Science degree in Accounting and Management and has been an active Certified Public Accountant since 2010.
Mukya S. Porter currently serves as the Chief Compliance Officer of OFS Credit, Hancock Park, OFS Capital Corporation, OFSC and OFS Advisor, in which capacity she oversees the compliance and risk management functions. Ms. Porter has over 15 years of experience advising investment advisers, investment banks and other financial institutions. Prior to joining OFSC, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, an alternative investment adviser, from 2012 to 2016, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company, from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.
Tod K. Reichert currently serves as the Corporate Secretary of OFS Credit, Hancock Park and OFS Capital Corporation, and as Managing Director, Chief Administrative Officer and General Counsel of OFS Advisor and OFSC, in which capacity he oversees the legal and operational functions of the firm. Mr. Reichert has over 25 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments, and mergers and acquisitions. Prior to joining OFSC, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (Nasdaq: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the Board and senior management team, while serving as a member of the MCG credit committee and SBIC investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his BFA from the University of North Carolina. Mr. Reichert is NACD (National Association of Corporate Directors) Directorship Certified™ and has received a CERT Certificate in Cyber Oversight through the NACD’s Cyber Oversight Program.
Conflicts of Interest
Subject to certain 1940 Act restrictions on co-investments with affiliates, OFS Advisor will offer us the right to participate in investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with OFS Advisor’s allocation policy, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably over time with other entities managed by OFS Advisor and its affiliates.
To the extent that we compete with entities managed by OFS Advisor or any of its affiliates for a particular investment opportunity, OFS Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with: (i) its internal allocation policy; (ii) the requirements of the Investment Advisers Act of 1940, as amended; and (iii) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. OFS Advisor’s allocation policy is intended to ensure that we may generally share fairly and equitably with other investment funds or other investment vehicles managed by OFS Advisor or its affiliates in investment opportunities that OFS Advisor determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that may be suitable for us and such other investment funds or other investment vehicles. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•the status of tax restrictions and tests and other regulatory restrictions and tests;
•risk and return portfolio of the investment vehicles;
•suitability/priority of a particular investment for the investment vehicles;
•if applicable, the targeted position size of the investment for the investment vehicles;
•level of available cash for investment with respect to the investment vehicles;
•total amount of funds committed to the investment vehicles; and
•the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on exemptive relief from the SEC that permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor and certain of its affiliates (“Affiliated Funds”) provided we comply with certain conditions (the “Order”), priority as to opportunities will generally be given to clients that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income covers its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with Affiliated Accounts (as defined below) is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.
Co-Investment With Affiliates. In certain instances, we may co-invest on a concurrent basis with other accounts managed by the Advisor or certain of its affiliates, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. On August 4, 2020, we received our current Order, which superseded a previous order that we received on October 12, 2016, and provides us with greater flexibility to enter into co-investment transactions with certain Affiliated Funds in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions. We are generally permitted to co-invest with Affiliated Funds if under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that: (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned; and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
In addition, we may file an application for an amendment to our existing Order to permit us to co-invest in our existing portfolio companies with certain affiliates that are private funds even if such other funds had not previously invested in such existing portfolio companies, subject to certain conditions. However, if filed, there is no guarantee that such application will be granted.
The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, unless under the Order, we only expect to co-invest on a concurrent basis with certain funds advised by OFS Advisor when each of us will own the same securities of the issuer and when no term is negotiated other than price, subject to compliance with existing regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. If opportunities arise that would otherwise be appropriate for us and for another fund advised by OFS Advisor to invest in different securities of the same issuer, OFS Advisor will need to decide which fund will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by OFS Advisor has previously invested.
Conflicts Related to Purchases and Sales. Conflicts may arise when we make an investment in conjunction with an investment being made by another account managed by OFS Advisor or an affiliate of OFS Advisor (each, an “Affiliated Account”), or in a transaction where an Affiliated Account has already made an investment. Investment opportunities are, from time to time, appropriate for more than one account in the same, different or overlapping securities of a portfolio company’s capital structure. Conflicts arise in determining the terms of investments, particularly where these accounts may invest in different types of securities in a single portfolio company. Questions arise as to whether payment obligations and covenants should be enforced, modified or waived, or whether debt should be restructured, modified or refinanced.
We may invest in debt and other securities of companies in which Affiliated Accounts hold those same securities or different securities, including equity securities. In the event that such investments are made by us, our interests will at times conflict with the interests of such Affiliated Accounts, particularly in circumstances where the underlying company is facing financial distress. Decisions about what action should be taken, particularly in troubled situations, raise conflicts of interest, including, among other things, whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring. The involvement of Affiliated Accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors, including among us or Affiliated Accounts. In certain circumstances, we or an Affiliated Account may be prohibited from exercising voting or other rights and may be subject to claims by other creditors with respect to the subordination of their interest.
In the event that we or an Affiliated Account has a controlling or significantly influential position in a portfolio company, that account may have the ability to elect some or all of the board of directors of such a portfolio company, thereby controlling the policies and operations of such portfolio company, including the appointment of management, future issuances of securities, payment of dividends, incurrence of debt and entering into extraordinary transactions. In addition, a controlling account is likely to have the ability to determine, or influence, the outcome of operational matters and to cause, or prevent, a change in control of such a company. Such management and operational decisions may, at times, be in direct conflict with other accounts that have invested in the same portfolio company that do not have the same level of control or influence over the portfolio company.
If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the accounts may or may not provide such additional capital and, if provided, each account will supply such additional capital in such amounts, if any, as determined by OFS Advisor. In addition, a conflict arises in allocating an investment opportunity if the potential investment target could be acquired by us, an Affiliated Account, or a portfolio company of an Affiliated Account. Investments by more than one account of OFS Advisor or its affiliates in a portfolio company also raise the risk of using assets of an account of OFS Advisor or its affiliates to support positions taken by other accounts of OFS Advisor or its affiliates, or that an account may remain passive in a situation in which it is entitled to vote. In addition, there may be differences in timing of entry into, or exit from, a portfolio company for reasons such as differences in strategy, existing portfolio or liquidity needs, different account mandates or fund differences, or different securities being held. These variations in timing may be detrimental to us.
The application of our or an Affiliated Account’s governing documents and the policies and procedures of OFS Advisor are expected to vary based on the particular facts and circumstances surrounding each investment by two or more accounts, in particular when those accounts are in different classes of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure) and, as such, there may be a degree of variation and potential inconsistencies, in the manner in which potential or actual conflicts are addressed.
Portfolio Information
The Company prepares Form N-PORT filings, which contains a complete schedule of the Company’s portfolio holdings, on a monthly basis, and makes its Form N-PORT filings with the SEC on a quarterly basis within 60 days after the end of each quarter. The Company’s Form N-PORT filings for the third month of each quarter are available on the SEC’s website at http://www.sec.gov. This information is also available free of charge by contacting the Company by mail at 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606, by telephone at (847) 734-2085 or on its website at http://www.ofscreditcompany.com.

Proxy Voting Policies and Records
Information regarding the policies and procedures that OFS Advisor uses to determine how to vote proxies relating to the Company’s portfolio securities is available: (1) without charge, upon request, by calling collect (847) 734-2085; and (2) on the SEC’s website at http://www.sec.gov. Information about how OFS Advisor voted proxies with respect to the Company’s portfolio securities during the 12-month period ended June 30, 2023 can be obtained by making a written request for proxy voting information to: OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606 and on the SEC’s website at http://www.sec.gov.
Changes in and Disagreements with Accountants and On Accounting and Financial Disclosure
There have been no changes in and disagreements with accountants on accounting and financial disclosure during the Company’s two most recent fiscal years or the subsequent interim period ending April 30, 2024.
Privacy Principles
Your privacy is very important to us. This Privacy Notice sets forth the Company’s policies with respect to non-public personal information provided to us. These policies apply to stockholders of the Company and may be changed at any time, provided a notice of such change is given to you. This notice replaces all previous statements of our privacy policy. Please read this Privacy Notice as it provides important information regarding our privacy practices and an explanation of your rights. If you do not agree with this Privacy Notice, please do not provide us with personal information.
1.What Personal Information We Collect
You may provide us with non-public personal information, such as your name, address, e-mail address, social security and/or tax identification number, date of birth, assets and/or income information: (i) in a trading confirmation or other related account or transaction documentation; (ii) in correspondence and conversations with us and our representatives; and (iii) through transactions with the Company.
Whether you choose to provide any particular information requested by the Company is completely your own choice, but if you choose not to provide the information we request, you may be unable to receive or access certain services, offers and information.
2.Where Do We Obtain Your Personal Data?
We may collect, and may have collected, information about you from a number of sources, including from you directly or from external sources.
Sources from which we may collect your information directly include:
•documentation that you completed when you subscribed for an investment;
•correspondence and conversations with us;
•transactions you have made or will make with us; and
•your purchase of securities from us, including information regarding where to send money.
External sources from which we may collect your information include:
•publicly available and accessible directories and sources;
•tax authorities, including those that are based outside the jurisdiction where you are located if you are subject to tax in another jurisdiction;
•governmental and competent regulatory authorities to whom we have regulatory obligations;
•credit agencies; and
•fraud prevention and detection agencies and organizations.
3.Why Do We Collect Your Personal Data?
We may collect your personal information for the following purposes:
•to administer, manage and set up your investment, and any related accounts on an ongoing basis;
•to facilitate the transfer of funds and administer any other transaction with you;
•to open, maintain or close accounts in connection with your subscription or redemption;
•to send updates, information and notices or otherwise correspond with you in connection with your investment;
•to verify the identity and addresses of our investors (and, if applicable, their beneficial owners);
•to comply with requests from regulatory, governmental, tax and law enforcement authorities;
•to comply with applicable regulatory, accounting, tax and audit requirements;
•to conduct surveillance and investigation;
•to maintain statutory registers;

•to comply with the U.S Office of Foreign Assets Control list and other governmental sanctions lists;
•to address or investigate any complaints, claims, proceedings or disputes;
•to provide you with, and inform you about, our investment products and services;
•to send direct marketing communications to you;
•to assist with internal compliance with our policies and process;
•to protect our business against fraud, breach of confidence, theft of proprietary materials and other financial or business crimes (to the extent that this is not required of us by law);
•to monitor and improve our relationships with investors;
•to ensure appropriate group management and governance;
•to keep our internal records;
•to prepare reports on incidents / accidents;
•to analyze and manage commercial risks and operations;
•to seek professional advice, including legal advice;
•to enable any actual or proposed assignee or transferee, participant or sub-participant of our rights or obligations to evaluate proposed transactions;
•to facilitate business asset transactions involving the Company or related investment vehicles;
•to monitor communications to/from us using our systems; and
•to protect the security and integrity of our IT systems.
We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.
4.How We Share Information We Collect
We may share any of the non-public personal information collected from our stockholders, or prospective or former stockholders with our affiliates, such as our investment adviser, and to certain service providers such as our accountants, attorneys, auditors, transfer agents and brokers, in each case for our everyday business purposes, such as to facilitate the acceptance and management of your investment or account or as otherwise permitted by applicable law. We may also disclose the information we collect:
1.As Authorized – if you request or authorize disclosure of the information, in each case in accordance with the agreements governing your investment.
2.As required by law – for example, to cooperate with any government regulators, self-regulatory organizations or law enforcement authorities.
3.As otherwise permitted by law – for example, (i) to service providers who maintain, process or service the Company; (ii) in connection with the making, management or disposition of any fund investment; (iii) as otherwise necessary to effect, administer or enforce investment or fund transactions; or (iv) in connection with a sale or other transfer of the Company. We may also share information with attorneys, accountants, other service providers and with persons otherwise acting in a representative or fiduciary capacity on behalf of investors or the fund.
4.To service providers – we may share information with service providers that perform marketing services on our behalf.
We do not, and will not, sell personal data to third parties.
5.Retention
We keep your personal information for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, to comply with regulatory requirements, in connection with any investment you are involved in, and in accordance with our data retention schedule. We may retain your personal information for a longer period if doing so is necessary to comply with our legal or reporting obligations, or as otherwise permitted or required by law. We may also retain your personal information in a deidentified or aggregated form so that it can no longer be associated with you. To determine the appropriate retention period for your personal information, we consider various factors, such as the amount, nature, and sensitivity of your information; the potential risk of unauthorized access, use or disclosure; the purposes for which we collect or process your personal information; and applicable legal requirements.
6.Personal Data from Minors
We do not offer financial services and products to minors and do not knowingly collect or sell the personal information of minors. We follow all local legal requirements with respect to the collection and processing of a minor’s personal information.
7.Consent and Our Right To Withdraw It

We do not generally rely on obtaining your consent to process your personal data. If we do, you have the right to withdraw this consent at any time. Please contact us at 1-833-687-3622 or send us an e-mail at privacy@ofsmanagement.com at any time for further information.
8.Feedback, Concerns or Queries
We take your feedback and concerns very seriously. We encourage you to bring to our attention any feedback or concerns you may have about our processing your personal data.
This Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please contact us at 1-833-687-3622 or send us an e-mail at privacy@ofsmanagement.com at any time for further information.
9.Protecting Your Personal Information
Except as permitted by law, we require all non-affiliated third-party service providers to whom we disclose non-public personal information about our customers to enter into confidentiality agreements with us.
We implement and maintain reasonable security appropriate to the nature of the personal information that we collect, use, retain, transfer or otherwise process, and will take reasonable steps to protect your personal data against loss or theft, as well as from unauthorized access, disclosure, copying, use or modification, regardless of the format in which it is held. While we are committed to developing, implementing, maintaining, monitoring and updating a reasonable information security program, unfortunately, no data transmission over the Internet or any wireless network can be guaranteed to be 100% secure. Data security incidents and breaches can occur due to vulnerabilities, criminal exploits or other factors that cannot reasonably be prevented. Accordingly, while our reasonable security program is designed to manage data security risks and thus help prevent data security incidents and breaches, it cannot be assumed that the occurrence of any given incident or breach results from our failure to implement and maintain reasonable security. As a result, while we strive to protect your personal information, you acknowledge that: (i) there are security and privacy limitations of the Internet which are beyond our control; (ii) the security, integrity, and privacy of any and all information and data exchanged between you and us through the website cannot be guaranteed; and (iii) any such information and data may be viewed or tampered with in transit by a third party.
If you have any questions regarding this Privacy Notice or the treatment of your non-public personal information, please feel free to e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.
10.European Privacy Rights and Disclosures
This European Privacy Rights and Disclosure section addresses legal obligations and rights specified in the General Data Protection Regulation (“GDPR”). These obligations and rights apply to individuals who are located in the European Economic Area. This section describes the policies and procedures followed by the Company regarding the collection, use and disclosure of your personal data when you visit the website, or otherwise interact with the Company. For the purposes of this section (European Privacy Rights and Disclosures), “personal data” means any information relating to an identified or identifiable natural person, either directly or indirectly.
According to the GDPR, the Company is the controller of your personal data.
a.Collection of Your Personal Data
When you visit the website, receive services from us or otherwise interact with us, we may collect the following personal data about you: your name, postal address, e-mail address, phone number, account name, date of birth, social security number, driver’s license number, photograph, passport number, employer, job title, bank account information, financial information such as your income and net worth, risk tolerance and transaction history, details about your investment activity or retirement portfolios and information about your transactions with us such as the investment amount and any contributions and/or distributions, as well as any other information you choose to provide to us.
Where the Company carries out background checks on certain individuals for a business purpose, this may involve the processing of data relating to criminal convictions and offences. This data will only be processed where such processing is specifically required or authorized by law.
b.Use of Your Personal Data
We may use the personal data you give us to carry out the following purposes:
•To contact you and to respond to your requests and enquiries when you contact us or subscribe to receive e-mail alerts: We have a legitimate interest to respond to your requests and enquiries for ongoing business administration.
•To deliver services to you: To manage and perform our contract with you.

•For business administration, including statistical analysis: We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient.
•To personalize your visit to the website and to assist you while you use the websites: We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient.
•To improve the website by helping us understand who uses the websites: We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient.
•For fraud prevention and detection and to comply with applicable laws, regulations or codes of practice: To comply with our legal obligations.
c.Sharing Your Personal Data
We may share your personal information with others, but only in certain limited situations, including: (i) within our corporate group or among our affiliated entities, all of which follow this Privacy Notice or equivalent privacy policies; (ii) with our service providers or other parties who agree to keep your personal information confidential and use it only on behalf of the Company; (iii) if your investment is transferred from your current custodian to another custodian, we provide your contact details, tax identification number and other personal information contained within transfer documents to the new custodian on your behalf; and (iv) as otherwise agreed by you. Third parties with whom we share your personal information are bound to comply with similar and equally stringent undertakings of privacy and confidentiality.
In some cases, we may be required to disclose certain personal information to comply with legal or regulatory obligations; to comply with the charter of the applicable entity into which you invest; to detect and protect against fraud, or any technical or security vulnerabilities; for an investigation or a legal process, such as a court order or subpoena; to respond to an emergency; or otherwise to protect the rights, property, safety, or security of third parties, visitors to the website, our businesses, or the public. In addition, the Company may disclose certain personal information to any third party that acquires, or is interested in acquiring, all or part of the Company’s assets or shares, or that succeeds the Company in carrying on all or a part of its business, whether by merger, acquisition, reorganization or otherwise.
d.International Transfers
When you are based in the European Union (the “EU”), personal data collected from you, including via the websites may be transferred to certain recipients located outside the EU, which do not provide a similar or adequate level of protection to that provided by countries in the EU. You hereby consent to the transfer of your personal data to recipients as described in this Privacy Notice which are located outside of the EU. You may withdraw your consent at any time. The withdrawal of consent shall not affect the lawfulness of processing based on consent before its withdrawal.
e.Rights of Individuals
You may have certain data privacy rights which may be subject to limitations and/or restrictions. These rights include the right to: (i) request access to and rectification and erasure of your personal data; (ii) obtain restriction of processing or to object to processing of your personal data; and (iii) ask for a copy of your personal data to be provided to you, or a third party, in a digital format. You also have the right to lodge a complaint about the processing of your personal data with your local data protection authority. If you would like to exercise any of these rights, please feel free to e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.
11.California Privacy Rights and Disclosures
This California Privacy Rights and Disclosure section addresses legal obligations and rights specified in the California Consumer Privacy Act, as amended (the “CCPA” or “Act”). For the purposes of this section (California Privacy Rights and Disclosures), “personal information” means information that identifies, relates to, describes, is reasonably capable of being associated with, or could be reasonably linked, directly or indirectly, with a particular consumer or household. If you need access to this Privacy Notice in a different format for accessibility reasons, please e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.
These obligations and rights apply to businesses doing business in California and to California residents and information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with California consumers or households. It does not include deidentified or aggregate information, publicly available information, or lawfully obtained, truthful information that is a matter of public concern.

The following chart describes the categories of personal information we may collect or have collected about you in the past 12 months and, for each category, where and why we collect it, and the categories of entities to whom we disclose the personal information, if any:

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
Address and other identifiers – such as name, postal address, e-mail address, phone number, account name, date of birth, social security number, driver’s license number, photograph, passport number, or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: social security number, driver’s license number, state identification card number, and/or passport number.

•Directly from you;
•Automatically when you use our website or services;
•From third parties; including business partners, your employer, tax authorities and background/credit check providers; and
•Publicly available sources

•To provide you services;
•To contact you to discuss the services or products you receive from us;
•To respond to any questions or concerns you have raised;
•To deal with administrative matters such as capital calls or redemptions;
•To perform services on our behalf, such as customer service, processing or fulfilling orders;
•To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•To carry out anti-money laundering and other compliance checks and controls;
•To verify your identity or for other fraud and/or crime prevention;
•To debug errors in our systems;
•For marketing and advertising purposes; and
•For internal research, analytics and development

•Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;
•Group companies, for business, marketing and operational purposes;
•Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
Protected status – such as citizenship, ethnic background, gender or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: racial, ethnic, or national origin.
•Directly from you; •From third parties; including business partners, your employer and background/credit check providers; and •Publicly available sources
•To provide you services;
•To contact you to discuss the services or products you receive from us;
•To respond to any questions or concerns you have raised;
•To deal with administrative matters;
•To perform services on our behalf;
•To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•To carry out anti-money laundering and other compliance checks and controls; and
•To verify your identity or for other fraud and/or crime prevention

•Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;
•Group companies, for business, marketing and operational purposes;
•Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Electronic Communication such as e-mail communications and text messages

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: the contents of mail, e-mail, or text messages, to which the business was not the intended recipient.
	•Automatically when you use our website or services	•To debug errors in our systems; •For marketing and advertising purposes; and •For internal research, analytics and development	•Group companies, for business, marketing and operational purposes

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
Financial information such as bank account details, credit history, income details, assets and investment experience, risk tolerance or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: log-in, financial account, debit card, or credit card number, in combination with any required security or access code, password, or credential allowing access to an account.

•Directly from you;
•From your employer;
•Automatically when you use our website or services;
•From third parties acting on your behalf; including business partners, accountancy and law firms; and
•Background/credit check providers

•To provide you services;
•To deal with administrative matters such as invoicing, renewal or to audit customer transactions;
•To perform services on our behalf, such as processing capital calls or redemptions;
•To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•To carry out anti-money laundering and other compliance checks and controls; and
•To verify your identity or for other fraud and/or crime prevention

•Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•Service providers, including to provide and support our data management, analytics, security, and storage systems;
•Group companies, for business, marketing and operational purposes;
•Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Commercial information – such as records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies or other similar identifiers	•Directly from you; •Automatically when you use our website or services; •From third parties acting on your behalf; including business partners and law firms; and •Through publicly available sources	•To provide you services; and •To otherwise carry out our obligations arising under our contract with you and to enforce the same
•Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•Group companies, for business, marketing and operational purposes;
•Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Education or other professional information, including veteran status or other similar identifiers

NOTE: The information in this category may include the following elements as defined in the Act as Sensitive Personal Information: union membership.

	•Directly from you; •From your employer; and •Through publicly available sources	•To provide you services; and •To otherwise carry out our obligations arising under our contract with you and to enforce the same
•Group companies, for business, marketing and operational purposes;
•Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by you, us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
Inferences drawn from CCPA PI – such as individual profiles, preferences, characteristics, behaviors or other similar identifiers	•Directly from you; •Automatically when you use our website or services; and •From third parties; including business partners or firms acting on your behalf
•To provide you services;
•To contact you to discuss the services or products you receive from us;
•To respond to any questions or concerns you have raised;
•To deal with administrative matters;
•To perform services on your behalf, such as booking travel arrangements;
•To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•For marketing and advertising purposes; and
•For internal research, analytics and development
•Group companies, for business, marketing and operational purposes

a.Your Right to Request Disclosure of Information We Collect and Disclose about You
If you are a California resident, the CCPA grants you the right to request certain information about our practices with respect to personal information. In particular, you can request the following:
1.The categories of your personal information that we’ve collected.
2.The specific pieces of your personal information that we’ve collected.
3.The categories of sources from which we collected your personal information.
4.The categories of your personal information that we’ve sold or disclosed for a business purpose.
5.The business or commercial purposes for which we collected, sold or shared your personal information.
6.The categories of third parties to whom we’ve disclosed your personal information.
To exercise your CCPA right to request this information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622. These requests for disclosure are generally free.
b.Your Right to Request the Deletion of Personal Information
Upon your request, and subject to certain exceptions, we will delete, and direct applicable service providers to delete, the personal information we have collected about you.
To exercise your right to request the deletion of your personal information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622. These requests for deletion are generally free.
c.Your Right to Ask Us Not to Sell or Share Your Personal Information
We do not, and will not, sell or share your personal information.
d.Your Right to Request the Correction of Your Personal Information
Upon your request, and subject to certain limitations, we will correct any inaccurate personal information we maintain about you.
To exercise your right to request the correction of your personal information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622. These requests for correction are generally free.

e.Our Use or Disclosure of Sensitive Personal Information
We only use and disclose Sensitive Personal Information for the purposes set forth in Section 7027(m) of the CCPA regulations.
f.Our Support for the Exercise of Your Data Rights
We are committed to providing you control over your personal information. If you exercise any of these rights explained in this section of the Privacy Notice, we will not disadvantage you. You will not be denied or charged different prices or rates for goods or services or provided a different level or quality of goods or services.
g.How We Will Handle a Request to Exercise Your Rights
For requests for access or deletion, we will first acknowledge receipt of your request. We will provide a substantive response to your request as soon as we can, generally within 45 days from when we receive your request, although we may be allowed to take longer to process your request under certain circumstances. If we expect your request is going to take us longer than normal to fulfil, we’ll let you know.
When you make a request to access, correct, or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.
You may also designate an authorized agent to submit requests on your behalf. If you do so, you will be required to verify your identity by providing us with certain personal information as described above. Additionally, we will also require that you provide the agent with written permission to act on your behalf, and we will deny the request if the agent is unable to submit proof to us that you have authorized them to act on your behalf.

[End of Semi-Annual Report]

OFS CREDIT

Investment Adviser
OFS Capital Management, LLC
10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(847) 734-2060

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent
Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449

www.ofscreditcompany.com

Item 2. Code of Ethics.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments.
A schedule of investments is included in the Registrant’s Report to Stockholders under Item 1 herein.
Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Not applicable.
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Not applicable.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
A statement regarding basis for approval of the Investment Advisory Agreement is included in the Registrant’s Report to Stockholders under Item 1 herein.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a) The information required by this Item is only required in an annual report on this Form N-CSR.
(b) There has been no change, as of the date of the filing of this semi-annual report on Form N-CSRS, to any of the portfolio managers identified in response to this Item in the Company’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
There have been no purchases by or on behalf of the Company or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act, of shares or other units of any class of the Company’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which stockholders may recommend nominees to the Company’s Board.

Item 16. Controls and Procedures.
(a)   Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the 1940 Act, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSRS (the “Report”), the Chief Executive Officer and Chief Financial Officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Company in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b)   There were no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
The Company did not engage in securities lending activity during the six months ended April 30, 2024.
Item 18. Recovery of Erroneously Awarded Compensation.
Not applicable.
Item 19. Exhibits.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished herewith.
(b)(2)	OFS Credit Company Insider Trading Policy and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OFS CREDIT COMPANY, INC.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: June 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: June 11, 2024

By:	/s/ Jeffrey A. Cerny
Jeffrey A. Cerny
Chief Financial Officer
Date: June 11, 2024